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C H A N G E
                                                                  CONFORMED COPY

                      TURQUOISE RECEIVABLES TRUSTEE LIMITED
                             as Receivables Trustee

                                  HSBC BANK PLC
               As Transferor Beneficiary, Servicer and Transferor

                           TURQUOISE FUNDING 1 LIMITED
                             as Investor Beneficiary

                           TURQUOISE FUNDING 2 LIMITED
                         as Dormant Investor Beneficiary

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                             RECEIVABLES TRUST DEED
                             AND SERVICING AGREEMENT

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                                          CONTENTS

CLAUSE                                                                                    PAGE

THIS RECEIVABLES TRUST DEED AND SERVICING AGREEMENT is made 23 May 2006

BY AND BETWEEN:

(1)     HSBC BANK PLC, a company registered in England and Wales (registered number 14259) having its registered office at 8 Canada Square, London
        E14 5HQ (the "TRANSFEROR BENEFICIARY", the "SERVICER" and the
        "TRANSFEROR").

(2)     TURQUOISE RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registration number 92324 and having its registered office at 26
        New Street, St. Helier, Jersey, JE2 3RA Channel Islands (the
        "RECEIVABLES TRUSTEE").

(3)     TURQUOISE FUNDING 1 LIMITED, a company incorporated in Jersey with registration number 92327 and having its registered office at 26 New
        Street, St. Helier, Jersey, JE2 3RA Channel Islands (the "LOAN NOTE
        ISSUER" and an "INVESTOR BENEFICIARY").

(4)     TURQUOISE FUNDING 2 LIMITED, a company incorporated in Jersey with registration number 92329 and having its registered office at 26 New
        Street, St. Helier, Jersey, JE2 3RA Channel Islands (the "DORMANT
        INVESTOR BENEFICIARY" and an "INVESTOR BENEFICIARY").

WHEREAS:

(A)     The Transferor is the legal owner of the Receivables (which terms and certain other capitalised terms used in these recitals bear the meaning given to them in Part 1 below).

(B)     From time to time an Investor Beneficiary may decide to make cash contributions to the Receivables Trust in order to obtain an interest
        (or increase its interest) in the Receivables Trust on the terms of and in accordance with this Deed.

(C)     Pursuant to the terms and subject to the conditions of the Receivables
        Securitisation Deed the Transferor may from time to time offer to assign
        (without notice to Obligors except following a Notification Event, which assignment shall, pending the giving of such notice or such other action as is necessary to perfect the assignment, take effect in equity only)
        all Receivables arising on Designated Accounts (being Receivables in existence on Accounts nominated to be Designated Accounts in an Offer on the date each such Offer is accepted and Receivables arising on such
        Designated Accounts thereafter) to the Receivables Trustee. It is acknowledged that Defaulted Receivables may be assigned by the
        Receivables Trustee to the Transferor pursuant to the Call Option
        Agreement.

(D)     Following assignment of the Receivables arising on Designated Accounts to or for the benefit of the Receivables Trustee, the Transferor will continue to have contractual relationships with the Obligors on the terms set out in the Lending Agreements and accordingly will continue to be a grantor of credit in respect of both Existing Receivables and
        Future Receivables.

                                      - 2 -

(E)     The Servicer has agreed at the request of the Receivables Trustee, upon the terms and subject to the conditions hereof, to act as servicer for the Receivables Trustee (acting as principal) in connection with the
        Receivables which are comprised in the Trust Property of the Receivables
        Trust.

NOW IT IS HEREBY AGREED as follows:

                                      - 3 -

                                     PART 1

                                 INTERPRETATION

1.      DEFINITIONS

1.1     DEFINITIONS

Whenever used in this Deed, the words and phrases defined in the Master
Definitions Schedule set out in Schedule 6 shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein
(including the recitals hereto).

1.2     OTHER DEFINITIONAL PROVISIONS

(a)     All terms defined in this Deed or any Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)     As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not fully defined in the manner provided for in Clause 1.1, shall have the respective meanings given to them under generally accepted accounting principles in the United Kingdom. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles in the United Kingdom, the definitions contained herein shall prevail.

(c)     The agreements, representations and warranties of HSBC Bank plc in this
        Deed and any Supplement in each of its capacities as Transferor,
        Transferor Beneficiary and Servicer shall, where the capacity in which the same are given is specified, be deemed to be the agreements, representations and warranties of HSBC Bank plc solely in each such capacity for so long as HSBC Bank plc acts in each such capacity under this Deed.

(d)     The words "hereof", "herein" and "hereunder" and words of similar import when used in this Deed shall refer to this Deed and any Supplement as a whole and not to any particular provision of this Deed or any
        Supplement, always having regard to Clause 4.6(a)(iii); and Clause,
        Schedule and Exhibit references contained in this Deed or any Supplement are references to clauses, schedules and exhibits of this Deed or any
        Supplement unless otherwise specified.

(e)     A time of day (including opening or closing of business) shall be construed as a reference to London time unless specified otherwise.

(f)     VAT:

        (i)     all sums payable by the Receivables Trustee, the Loan Note
                Issuer, or, as the case may be, any other Investor Beneficiary, to any other party hereto are inclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes and section 89 of the VATA shall not apply to affect the amount of such sums; and

        (ii)    all sums payable by the Servicer (the "PAYER") to any other party hereto (the "PAYEE") are exclusive of any VAT which is chargeable on the supply or

                                      - 4 -

                supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes. Where the Payee makes a supply to the Payer for VAT purposes pursuant hereto and
                VAT is or becomes chargeable on such supply (being VAT for which the Payee is accountable to HM Revenue & Customs), the Payer shall pay to the Payee (in addition to any other consideration for such supply) a sum equal to the amount of such VAT, such payment to be made no later than 2 Business Days before the last day (as notified to the Payer in writing by the Payee) on which the Payee can account to HM Revenue & Customs for such VAT without incurring any interest or penalties.

        (iii)   Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any
                calculation or computation shall, save where the context
                otherwise requires, include:

                (A)     where such party is the Receivables Trustee, the Loan
                        Note Issuer or, as the case may be, any other Investor
                        Beneficiary, a reference to such part of such fee, cost,
                        disbursement, expense or liability as represents VAT,
                        and any VAT for which such party is required to account
                        to HM Revenue & Customs under Section 8 of the VATA in
                        relation to such fee, cost, disbursement, expense or
                        liability; and

                (B)     where such party is the Servicer, a reference to such
                        part of such fee, cost, disbursement, expense or
                        liability as represents VAT save to the extent that such
                        party is entitled to obtain credit or repayment in
                        respect of such VAT from HM Revenue & Customs, and any
                        VAT for which such party is required to account to HM
                        Customs and Excise under Section 8 of the VATA in
                        relation to such fee, cost, disbursement, expense or
                        liability.

        (iv)    Any reference herein to a party shall (where appropriate) be deemed, at any time when such party is treated as a member of a group for the purposes of Sections 43 to 43D of the VATA and the
                Value Added Tax (Groups: eligibility) Order 2004, to include a reference to the representative member of such group.

(g)     All references herein to any provision of any statute shall be construed so as to include any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

(h)     Save where the contrary is indicated, any reference in this Deed or any
        Supplement to this Deed or any other agreement or document shall be construed as a reference to this Deed or any Supplement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented.
        References in this Deed to any party shall include references to that party's permitted successors and assigns.

(i)     In this Deed:

                                      - 5 -

        (i)     references, in relation to any person, to where it "belongs" for
                VAT purposes are references to where it belongs for the purposes of section 9 of the VATA in relation to (as the case may be)
                services supplied or to be supplied by and services to be
                supplied to such person in connection with the transactions contemplated by the Transaction Documents; and

        (ii)    references in the context of VAT to "member states of the
                European Union" and "the European Union" shall be construed as references to "member States" and "the territory of the
                Community" as such terms are used in the VATA and legislation supplemental thereto.

                                      - 6 -

                                     PART 2

                  RECEIVABLES TRUST DEED AND OPERATION OF TRUST

2.      RECEIVABLES TRUST DEED

2.1     RECEIVABLES TRUST DEED

The Receivables Trustee hereby declares that (1) on the date of this Deed, the
Investor Beneficiary and the Dormant Investor Beneficiary have each transferred the sum of (pound)2 and the Transferor has transferred the sum of (pound)2 to the Receivables Trustee to be held on trust on an undivided basis for the benefit of the Transferor Beneficiary, the Investor Beneficiary and the Dormant
Investor Beneficiary as the initial Beneficiaries, and (2) the Receivables
Trustee shall hold all Trust Property absolutely upon the trusts herein contained and described in this Clause 2.1 (and for the purposes referred to in this Clause 2.1) for the Investor Beneficiary, the Dormant Investor Beneficiary
and the Transferor Beneficiary as the initial Beneficiaries, and for each other person that becomes a Beneficiary pursuant to Clause 4. The Receivables Trustee hereby declares the following trusts held on the following basis for the following Beneficiaries:

(a)     THE UNDIVIDED BARE TRUST

        All Trust Property from time to time paid, transferred, assigned or purported to be assigned to the Receivables Trustee, other than
        Ineligibles Bare Trust Property, Segregated Bare Trust Property,
        Deferred Consideration Bare Trust Property or Other Trust Property,
        shall be held on an undivided basis in the manner described in this Deed and any Supplement for the benefit of each of the initial Beneficiaries and each other person that becomes a Beneficiary in accordance with the entitlements described in Clause 3.1(a) (the "UNDIVIDED BARE TRUST") and all Trust Property held on the Undivided Bare Trust shall be hereinafter referred to as "UNDIVIDED BARE TRUST PROPERTY".

(b)     THE INELIGIBLES BARE TRUST OF THE TRANSFEROR BENEFICIARY

        All Trust Property which constitutes Ineligible Receivables originated by the Transferor or Ineligible Collections related to such Ineligible
        Receivables from time to time, shall be held on a segregated separate trust for the benefit of the Transferor Beneficiary in accordance with the entitlements described in Clause 3.2(c) of this Deed (the
        "INELIGIBLES BARE TRUST") and all Trust Property held on an Ineligibles
        Bare Trust shall hereinafter be referred to as "INELIGIBLES BARE TRUST
        PROPERTY".

(c)     THE SEGREGATED BARE TRUSTS

        All Trust Property which is expressly segregated by or on behalf of the
        Receivables Trustee for the benefit of an Investor Beneficiary or the
        Transferor Beneficiary (other than, in the case of the Transferor
        Beneficiary, Ineligibles Bare Trust Property and Deferred Consideration
        Bare Trust Property) pursuant to the terms of this Deed or any
        Supplement shall be held as segregated nominee property on absolute bare trust for the sole benefit of such Investor Beneficiary or the
        Transferor Beneficiary, in accordance with the entitlements described in
        Clause 3.1(c) (each such trust being a "SEGREGATED BARE TRUST") and all
        Trust Property held on a Segregated Bare Trust shall hereinafter be referred to as "SEGREGATED BARE TRUST PROPERTY".

                                      - 7 -

(d)     THE DEFERRED CONSIDERATION BARE TRUST OF THE TRANSFEROR BENEFICIARY

        All Trust Property which constitutes Additional Consideration (other than Additional Consideration "Loss Make-up") received by the
        Receivables Trustee pursuant to the terms of any Supplement shall be held on a segregated bare trust for the purpose of paying Deferred
        Consideration to the Transferor, in accordance with Clause 5.3 of the
        Receivables Securitisation Deed and the entitlements described in Clause
        3.1(d) of this Deed (the "DEFERRED CONSIDERATION BARE TRUST") and all
        Trust Property held on the Deferred Consideration Bare Trust shall hereinafter be referred to as "DEFERRED CONSIDERATION BARE TRUST
        PROPERTY".

(e)     OTHER TRUSTS

        All Trust Property which is expressly segregated by the Receivables
        Trustee for the benefit of any other Beneficiary according to the terms of any other Supplement shall be held on such terms for such
        Beneficiary, in accordance with the entitlements described in Clause
        3.1(e) (each an "OTHER TRUST") and all Trust Property held on an Other
        Trust shall hereinafter be referred to as "OTHER TRUST PROPERTY".

The Undivided Bare Trust, the Ineligibles Bare Trust, the Deferred Consideration
Bare Trust, the Segregated Bare Trusts, and any Other Trusts shall hereinafter be collectively referred to as the "RECEIVABLES TRUST".

The Receivables Trustee shall hold the Trust Property for the purpose of receiving amounts arising therefrom and transferring and distributing such amounts in accordance with the provisions hereof for the benefit of the
Beneficiaries as such provisions may be amended, supplemented or varied from time to time in the manner provided herein. The Beneficiaries acknowledge that any other duties of the Receivables Trustee as set out herein and in any of the
Transaction Documents shall be incidental and ancillary to the foregoing and to the granting of interests by the Receivables Trustee to the Beneficiaries in the
manner provided in Clause 4.

2.2     APPLICATION OF TRUST PROPERTY

The Receivables Trustee shall make all calculations as may be necessary or desirable for the purposes of distributing Trust Property in the manner and order of priority set out in Clause 5, as such Clause may be amended, supplemented or varied from time to time in the manner provided herein.

3.      RIGHTS OF BENEFICIARIES

3.1     BENEFICIAL ENTITLEMENT TO TRUST PROPERTY

(a)     THE UNDIVIDED BARE TRUST

        Each Investor Beneficiary and the Transferor Beneficiary shall be absolutely beneficially entitled to an undivided interest in the
        Undivided Bare Trust Property in the proportion set out herein.

(b)     THE INELIGIBLES BARE TRUST

        The Transferor Beneficiary shall be absolutely beneficially entitled to:
        (1) the Ineligible Receivables, and (2) Ineligible Collections related to such Ineligible Receivables.

(c)     THE SEGREGATED BARE TRUSTS

                                      - 8 -

        The Loan Note Issuer, the Dormant Investor Beneficiary or the Transferor
        Beneficiary (as the case may be) will be absolutely beneficially entitled to Trust Property specified in this Deed or any Supplement as being Segregated Bare Trust Property of such Investor Beneficiary or the
        Transferor Beneficiary (as the case may be).

(d)     THE DEFERRED CONSIDERATION BARE TRUST

        The Transferor Beneficiary shall be absolutely beneficially entitled to all Deferred Consideration Bare Trust Property.

(e)     OTHER TRUSTS

        Each Beneficiary will be absolutely beneficially entitled to Trust
        Property specified in any Supplement as being the Other Trust Property of such Beneficiary.

3.2     RIGHTS OF BENEFICIARIES

Each Beneficiary of the Receivables Trust will belong to one of the categories of Beneficiaries set out below for the purposes of this Deed. The beneficial entitlement to Trust Property, and calculations for the purposes of allocation, shall be specified herein and in any related Supplement (always having regard to
Clause 4.6(a)(iii)). The categories of Beneficiaries are as follows:

(a)     INVESTOR BENEFICIARIES

        The beneficial entitlement of an Investor Beneficiary to Trust Property shall be specified in this Deed and in a Supplement related to such
        Investor Beneficiary.

(b)     ENHANCEMENT PROVIDER

        If a Supplement specifies that an Enhancement Provider is to be a
        Beneficiary of the Receivables Trust, the beneficial entitlement of such
        Enhancement Provider to Trust Property shall be specified in that
        Supplement.

(c)     TRANSFEROR BENEFICIARY

        The beneficial entitlement of the Transferor Beneficiary to Trust
        Property at any time shall be as follows:-

        (i)     in relation to Undivided Bare Trust Property, excluding Finance
                Charge Collections, Acquired Interchange, and income on
                Permitted Investments, that proportion which the Transferor
                Interest bears to the sum of (1) the Combined Adjusted Investor
                Interests and (2) the Transferor Interest, EXCEPT that if at any time each of the Combined Adjusted Investor Interests and the
                Transferor Interest are zero, and the Undivided Bare Trust
                Property at that time includes Principal Collections, such
                Principal Collections shall be identified as "UNAVAILABLE
                PRINCIPAL COLLECTIONS" and will be held for the Transferor
                Beneficiary absolutely; and

        (ii)    in relation to Undivided Bare Trust Property which consists of
                Finance Charge Collections, Acquired Interchange, and income on
                Permitted Investments, the Floating Transferor Percentage for
                the Monthly Period in which such Finance

                                      - 9 -

                Charge Collections, Acquired Interchange, and income on
                Permitted Investments arise;

        (iii)   in relation to Ineligibles Bare Trust Property, the Ineligible
                Receivables subject as provided in Clause 3.1(b) above and all
                Ineligible Collections related to such Ineligible Receivables;
                and

        (iv)    in relation to Deferred Consideration Bare Trust Property, as provided in Clause 3.1(d).

        For the avoidance of doubt, the beneficial entitlement to Trust Property referred to in (a) to (c) above of this Clause 3.2 shall apply in the absence of any more specific provisions and it is hereby declared that each Beneficiary shall also be absolutely beneficially entitled to all
        Trust Property from time to time which is expressly held on bare trust for the sole benefit of such Beneficiary.

4.      TRUST CERTIFICATES, ADDITIONAL BENEFICIARIES AND TENDER OF TRUST
        CERTIFICATES

4.1     THE TRUST CERTIFICATES

(a)     The beneficial entitlement of the Investor Beneficiary in the
        Receivables Trust shall be evidenced by an Investor Certificate substantially in the form set out in Schedule 1.

(b)     The Transferor Beneficiary may elect at any time, by written notice to the Receivables Trustee, to have its beneficial entitlement in the
        Receivables Trust be (i) in uncertificated form, or (ii) in certificated form and evidenced by the Transferor Certificate (substantially in the form set out in Schedule 2), which shall be promptly issued by the
        Receivables Trustee following notice of such election from the
        Transferor Beneficiary. If the Transferor Beneficiary elects to have its beneficial entitlement in the Receivables Trust be in uncertificated form, it shall deliver to the Receivables Trustee for cancellation any
        Transferor Certificate previously issued.

4.2     THE TRUST REGISTER

(a)     The Receivables Trustee shall (i) cause to be kept and maintained at the registered office or other agency of the Receivables Trustee outside of the United Kingdom a Trust Register (in the form attached as Schedule 4)
        which shall record the identity of the Beneficiaries of the Receivables
        Trust from time to time, their respective addresses in Jersey, Channel
        Islands or elsewhere, and additionally in respect of the Investor
        Beneficiaries their applicable Contribution Date(s) and their Aggregate
        Investor Interest and each of the Investor Interests comprised therein, and any other relevant information in respect thereof and (ii) register annotations (in respect of additions and terminations of Investor
        Interests) of the beneficial entitlements of such Investor Beneficiaries under the Receivables Trust.

(b)     The entries in the Trust Register shall be conclusive evidence, in the absence of manifest error, of the identities of the Beneficiaries and the Beneficiaries, the Receivables Trustee and the Servicer shall be entitled to treat each person, whose identity is recorded in the Trust
        Register as such, as the Investor Beneficiary and as the owner of the related Aggregate Investor Interest and Investor Interests comprised therein, notwithstanding notice to the contrary or anything to the contrary contained herein, PROVIDED THAT where

                                     - 10 -

        the Investor Beneficiary has granted a security assignment of or security interest in its beneficial interest in the Receivables Trust to a security trustee for the purpose of securing funding to create or increase such Investor Beneficiary's interest in the Receivables Trust, and such security assignment requires that the Investor Certificate be registered in the name of the relevant security trustee or its nominee until a notice of enforcement is served by the Security Trustee under the relevant supplement to the Security Trust Deed, the Receivables
        Trustee shall continue to consider as owner, and take all instructions from, with respect to the Investor Certificate, the relevant Investor
        Beneficiary.

(c)     The Trust Register shall be available for inspection by the Transferor
        Beneficiary or the Investor Beneficiary, or any third party acting on their respective behalves, at any reasonable time upon reasonable prior notice to the Receivables Trustee. No transfer or assignment of the
        Investor Beneficiary's Aggregate Investor Interest or any Investor
        Interest comprised therein otherwise permitted hereunder shall be effective unless and until it has been duly recorded in the Trust
        Register as provided in this Clause 4.2.

4.3     DISPOSALS OF BENEFICIAL ENTITLEMENT

(a)     The beneficial entitlement of any Beneficiary in the Receivables Trust shall not be transferred, assigned, exchanged, placed in any custodial arrangement for security purposes or otherwise conveyed or disposed of
        (a "DISPOSAL") or subjected to any Encumbrance except in accordance with this Clause 4.3 (unless specified otherwise in any Supplement):

        (i)     the Transferor Beneficiary may make a Disposal of, or create or grant any Encumbrance over, the whole or any part of the
                Transferor Interest PROVIDED, HOWEVER that no such Disposal or
                Encumbrance will be permitted unless each of the Rating Agencies confirms in writing that such Disposal or Encumbrance will not result in a downgrade or withdrawal of its then current rating of any outstanding Associated Debt;

        (ii)    any other Beneficiary may make a Disposal of the whole or any part of its beneficial entitlement (including, in the case of the Investor Beneficiary, any Investor Interest comprised
                therein) or create or grant any Encumbrance in respect of such beneficial entitlement with the prior written consent of the
                Transferor Beneficiary (which consent may be not be unreasonably withheld) and each other Beneficiary PROVIDED, HOWEVER that where such Disposal by the Investor Beneficiary is for the purpose of any security assignment or security interest granted to a security trustee under a supplement to the Security Trust
                Deed, the relevant Investor Beneficiary shall continue to be considered the relevant Beneficiary of the Receivables Trust, regardless of such assignment, until a notice of enforcement is served by the Security Trustee under the terms of the relevant supplement to the Security Trust Deed, and PROVIDED FURTHER that no such Disposal or Encumbrance, except as described in the immediately preceding proviso, will be permitted unless the
                Receivables Trustee shall have received prior written
                confirmation from the person to which such Disposal is to be made, or in whose favour an Encumbrance to be granted or
                created, that such person complies with the matter referred to in Clause 4.5(b)(vi).

                                     - 11 -

        It is a condition of the Receivables Trust (to which, by the execution of a Supplement by a Beneficiary, such Beneficiary consents and confirms) that each Beneficiary of the Receivables Trust undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the
        Receivables Trust except in accordance with this Clause 4.3 (unless otherwise specified in any Supplement) and acknowledges that any attempt to do so shall be void.

4.4     CONTRIBUTIONS AND ADDITIONAL BENEFICIARIES

(a)     Subject to the provisions of this Clause 4 and to the Receivables
        Trustee receiving the prior written consent of all existing
        Beneficiaries, a person may become an Additional Beneficiary, or an existing Investor Beneficiary may increase its beneficial interest in the Receivables Trust:

        (i)     by making a payment to the Receivables Trustee as a contribution to Trust Property; or

        (ii)    by the Transferor Beneficiary selling some of its entitlement to the Receivable Trust Property to new or existing Investor
                Beneficiaries, upon their receiving a payment from a new Series;
                or

        (iii)   by such other method as the existing Beneficiaries of the
                Receivables Trust may agree between themselves and jointly direct the Receivables Trustee to implement, PROVIDED THAT each of the Rating Agencies confirms in writing that such method will not result in a downgrade or withdrawal of its then current rating of any outstanding Associated Debt,

        (in each case a "CONTRIBUTION").

(b)     In order for any Contribution to be effective, the Receivables Trustee shall annotate the Trust Register to record such Contribution. The
        Receivables Trustee shall further evidence such Contribution by issuing an Investor Certificate (in the case of an initial Contribution) or reissuing the relevant Investor Certificate (in the case of a
        Contribution by an existing Investor Beneficiary) showing, in each case, the principal amount of the beneficial entitlement to Trust Property of the relevant Investor Beneficiary following such Contribution as set out in the related Supplement.

(c)     Such Investor Certificate shall be substantially in the form set out in
        Schedule 1 and shall bear upon its face the name of the Investor
        Beneficiary and, in the Schedule thereto, the names of all Series and/or
        Related Debt in respect of which that Investor Beneficiary holds an
        Investor Interest.

(d)     Except as specified in this Deed and any Supplement, each Beneficiary shall rank pari passu and be equally and rateably entitled as provided herein to the benefits hereof (except that, unless specified in the related Supplement, the Enhancement provided for any Series or issuance of Related Debt shall not be available for any other Series or issuance of Related Debt) without preference, priority or distinction on account of time or times of authentication and delivery, all in accordance with and subject to the terms of this Deed and any related Supplement.

                                     - 12 -

4.5     PROCEDURE FOR CONTRIBUTIONS

(a)     A Contribution may only be permitted by the Receivables Trustee with the prior written consent of each existing Beneficiary (such consent to be set out in the related Supplement and to be evidenced by the execution of the relevant Supplement by each such Beneficiary).

(b)     On any date on which a Contribution occurs (each a "CONTRIBUTION DATE"), the Contribution will only be effective upon the Receivables Trustee signing and delivering (or reissuing, as applicable) the appropriate
        Investor Certificate to the relevant Investor Beneficiary (or to the
        Security Trustee if such certificate was immediately prior to such
        Contribution utilised as security pursuant to the Security Trust Deed)
        and the Receivables Trustee shall not sign and deliver (or annotate)
        such Investor Certificate unless it has received the following:

        (i)     a Supplement satisfying the criteria set out in Clause 4.6 executed by each of the parties thereto (including the
                Transferor Beneficiary, the Investor Beneficiary, and the
                Receivables Trustee) and specifying the Principal Terms of the beneficial entitlement of the relevant Investor Beneficiary to
                Trust Property in respect of the Investor Interest being created by the Contribution and the supplements, amendments and
                variations to this Deed as a consequence thereof;

        (ii)    the applicable Enhancement, if any;

        (iii)   the agreement, if any, pursuant to which the Enhancement
                Provider agrees to provide its Enhancement, if any;

        (iv)    a Solvency Certificate from the Transferor;

        (v)     written confirmation from each relevant Rating Agency that the
                Contribution will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding
                Associated Debt;

        (vi)    written confirmation from the relevant Investor Beneficiary and
                Enhancement Provider, if any, that:

                (1)     either (A) each of the Investor Beneficiary and
                        Enhancement Provider (if any) is resident outside the
                        United Kingdom for United Kingdom tax purposes, or (B)
                        such Investor Beneficiary and Enhancement Provider has
                        received a legal opinion from solicitors in the United
                        Kingdom that, under then current United Kingdom law,
                        payments in respect of the Investor Certificate will not
                        be subject to United Kingdom withholding tax; and

                (2)     such Investor Beneficiary and Enhancement Provider
                        belong outside the member states of the European Union
                        for VAT purposes;

                PROVIDED THAT, in the case of any Disposal or Encumbrance
                described in Clause 4.3(a)(iii) which has been made for the purpose of any security assignment or security interest granted by such Investor Beneficiary or Enhancement Provider (as
                applicable) the person to whom such security has been granted may be resident in the United Kingdom;

                                     - 13 -

        (vii)   the existing Transferor Certificate, if any, and if the Investor
                Beneficiary making the Contribution has an existing Investor
                Certificate, that Investor Certificate for reissue; and

        (viii)  an officer's certificate provided by the Transferor certifying that:

                (1)     that:

                        (i)     each Class of Related Debt issued as part of the
                                Acquisition and described in the related RTDSA
                                Supplement will be the subject of a legal
                                opinion prepared by US tax counsel with respect
                                to tax treatment of that debt in the United
                                States;

                        (ii)    each Investor Beneficiary - other than any
                                Enhancement Provider - will have associated with
                                it, either directly or indirectly, one or more
                                Class of Related Debt; and

                        (iii)   the Credit Enhancement for that Series will be
                                provided by any combination of subordination, a
                                letter of credit, a cash collateral loan, a
                                surety bond, an insurance policy, financial
                                guarantee or a spread or Reserve Account funded
                                from excess Finance Charge Collections
                                ultimately being paid to the Transferor by the
                                Receivables Trustee as additional consideration
                                to the extent not utilised as Credit
                                Enhancement, but through no other means; or

                (2)     that it has determined that, based on legal advice, the
                        Acquisition is in the best interests of the Transferor
                        Beneficiary.

(c)     Upon satisfaction of the requirements of Clause 4.5(b), the Receivables
        Trustee shall (1) issue or, as the case may be, reissue the relevant
        Investor Certificate and provide to the relevant Investor Beneficiary
        (or to the Security Trustee if such Investor Certificate was immediately prior to such Contribution utilised as security pursuant to the Security
        Trust Deed) a new or reissued Investor Certificate, and (2) annotate the
        Trust Register to record the making of the relevant Contribution.

4.6     SUPPLEMENTS

(a)     A Supplement shall be executed in order to effect each Contribution which shall:

        (i)     be executed by the Transferor Beneficiary, the Receivables
                Trustee, all existing Investor Beneficiaries, and if the Person making the Contribution is not an existing Investor Beneficiary, that Investor Beneficiary;

        (ii)    set out the consent of each existing Beneficiary to such
                Contribution;

        (iii)   constitute, after the issue or reissue of the relevant Investor
                Certificate, a supplement by the Receivables Trustee to this
                Deed which shall thereafter be read and construed as
                supplemented, amended and varied by such Supplement;

        (iv)    specify the name and category of the Related Debt to be issued by the relevant Investor Beneficiary and, if there is more than one type or Class of Related Debt, the rights and priorities of each such type or Class thereof vis-a-vis the

                                     - 14 -

                other types or Classes of Related Debt issued by the relevant
                Investor Beneficiary, whether or not constituting a new Series;

        (v)     set out the principal terms of the issuance of the Related Debt
                (all such terms the "PRINCIPAL TERMS") which may include,
                without limitation, the following:

                (A)     the Initial Investor Interest and, if applicable, the
                        Maximum Series Interest (or the method for calculating
                        such Initial Investor Interest and Maximum Series
                        Interest) to be held by the relevant Investor
                        Beneficiary in respect of such issuance of Related Debt
                        and/or Series in relation thereto;

                (B)     the initial face value and, if applicable, maximum face
                        value of the relevant Related Debt, and (if applicable)
                        each type or Class thereof, to be issued in respect of
                        issuance of Related Debt and/or Series;

                (C)     the method of determining any Adjusted Investor
                        Interest, if applicable;

                (D)     the nature and initial amount and, if applicable, the
                        maximum amount of any Associated Debt issued or to be
                        issued in connection with the issuance of Related Debt;

                (E)     the Closing Date;

                (F)     where applicable, each Rating Agency rating the
                        Associated Debt referred to in (D) above;

                (G)     the method of calculating the Investor Beneficiary's
                        proportionate beneficial entitlement to Finance Charge
                        Collections and Acquired Interchange the beneficial
                        interest in which is held for that Investor Beneficiary
                        in the Undivided Bare Trust in respect of such issuance
                        of Related Debt and/or Series, and the method of
                        determining the amount of Finance Charge Collections and
                        Acquired Interchange that will be distributed to the
                        Segregated Bare Trust held for the benefit of such
                        Investor Beneficiary in respect of such issuance of
                        Related Debt and/or Series on any day;

                (H)     the method of determining the Investor Beneficiary's
                        proportionate beneficial entitlement to Principal
                        Collections held, or the beneficial interest in which is
                        held, for that Investor Beneficiary in the Undivided
                        Bare Trust in respect of such Series and the date or
                        dates on which Principal Collections are expected to be
                        distributed to the Investor Beneficiary in respect of
                        such issuance of Related Debt and/or Series and, if
                        applicable, in respect of other Related Debt or Series
                        and the method by which the Investor Interests held by
                        the Investor Beneficiary in respect of such other
                        Related Debt or Series shall amortise, accumulate or
                        accrete, as applicable;

                (I)     the method of allocating Receivables in Defaulted
                        Accounts for such issuance of Related Debt and/or Series
                        and in respect of the Related Debt and each type or
                        Class thereof within any such Series;

                                     - 15 -

                (J)     the method of calculating Additional Consideration for
                        such issuance of Related Debt and/or Series;

                (K)     any rights the Investor Beneficiary in respect of such
                        issuance of Related Debt and/or Series may have to any
                        other Collections with respect to Receivables or other
                        amounts and the method by which such Collections or
                        amounts will be proportionally held and distributed to
                        the Investor Beneficiary in respect of the relevant
                        Investor Interest and allocated in respect of the
                        Related Debt and, if applicable, each type or Class
                        thereof;

                (L)     the names of any bank accounts to be used by the
                        Investor Beneficiary in respect of such issuance of
                        Related Debt and/or Series and the terms governing the
                        operation of any such bank accounts and use of moneys
                        therein;

                (M)     the Servicing Fee and the Servicing Fee Percentage in
                        respect of each issuance of Related Debt and/or Series;

                (N)     the percentage to be applied in calculating the Minimum
                        Transferor Interest and the Termination Date;

                (O)     the terms of any Enhancement with respect to such
                        issuance of Related Debt and/or Series, and the
                        Enhancement Provider, if applicable;

                (P)     the terms governing any deposit into any bank account
                        provided for such issuance of Related Debt and/or
                        Series;

                (Q)     whether Acquired Interchange or other fees will be
                        included in the funds available to be distributed with
                        respect to the relevant Investor Interest;

                (R)     the priority of any Series created in connection with
                        the Contribution with respect to any other Series;

                (S)     which Group, if any, any Series created in connection
                        with the Contribution will be part of;

                (T)     the Minimum Aggregate Principal Receivables;

                (U)     whether any Series created in connection with the
                        Contribution will or may be a Companion Series and the
                        Series with which it will be paired, if applicable
                        (subject to the Receivables Trustee having received any
                        legal opinions or other conditions precedent which it
                        may require in order to establish that the addition of
                        such Companion Series or terms thereof will not
                        prejudice the United Kingdom tax treatment of the
                        Receivables Trust or any of the Beneficiaries); and

                (V)     any other relevant terms of such issuance of Related
                        Debt and/or Series (including whether or not there will
                        be a grant of security over the beneficial entitlement
                        of the Investor Beneficiary in respect of such issuance
                        of Related Debt and/or Series as collateral for an
                        issuance of any other securities, including commercial
                        paper); and

                                     - 16 -

        (vi)    contain (1) undertakings from the Investor Beneficiary in
                respect of such issuance of Related Debt and/or Series, in accordance with Clause 4.8; (2) a confirmation from the Investor
                Beneficiary in respect of such issuance of Related Debt and/or
                Series, in accordance with Clause 4.5(b)(vi); (3) a confirmation from all other Beneficiaries in respect of such issuance of
                Related Debt and/or Series in accordance with Clause 4.6(b); and
                (4) any other undertaking and confirmation as reasonably
                requested by the Transferor Beneficiary.

(b)     Subject to obtaining the consent of all existing Beneficiaries of the
        Receivables Trust the Receivables Trustee shall arrange for a Supplement to be executed in accordance with Clause 4.6(a).

(c)     No supplement, amendment or variation to or of any trust comprised in the Receivables Trust shall be effective unless and until the
        Receivables Trustee has obtained the written consent of all persons which are Beneficiaries of that trust at the time of such supplement, amendment or variation.

4.7     AMOUNTS PAID PURSUANT TO AN CONTRIBUTION

The amount paid, as a contribution to the Trust Property, by the Investor
Beneficiary pursuant to a Contribution (and any related Enhancement) shall be held as Investor Cash Available for Investment on the Undivided Bare Trust for
the Beneficiaries of the Undivided Bare Trust in the manner and in the amounts as set out herein and in the relevant Supplement.

4.8     NON-PETITION UNDERTAKING OF BENEFICIARIES

It is a condition of the Receivables Trust (which by the execution of a
Supplement by a Beneficiary, such Beneficiary consents and confirms) that each
Beneficiary of the Receivables Trust undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that:

(a)     it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the Investor
        Beneficiary (unless specified otherwise in relation to such Investor
        Beneficiary in the relevant Supplement), the Receivables Trustee or any successor trustee of the Receivables Trust nor, in relation to the
        Investor Beneficiary, participate in any ex parte proceedings or seek to enforce any judgment against any such person;

(b)     the obligations of the Receivables Trustee under this Deed at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE
        AMOUNT") equivalent to, in the case of obligations owed to HSBC Bank plc in any capacity, the value of the Transferor Interest at such time and, in the case of obligations owed to the Investor Beneficiary, the value of that Investor Beneficiary's Aggregate Investor Interest at such time.
        No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee at any time whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other

                                     - 17 -

        obligations under this Deed, which inability results from the operation of the foregoing provisions of this Clause 4.8; and

(c)     it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

5.      DISTRIBUTIONS AND CALCULATIONS IN RESPECT OF COLLECTIONS

5.1     ESTABLISHMENT OF TRUST ACCOUNTS

(a)     TRUSTEE COLLECTION ACCOUNT

        (i)     A bank account has been opened in the name of the Receivables
                Trustee at the Operating Bank, bearing a designation clearly indicating that the funds deposited therein are held on trust for the Beneficiaries of the Receivables Trust (the "TRUSTEE
                COLLECTION ACCOUNT"). The Trustee Collection Account shall be held and operated for the benefit of the Beneficiaries.

        (ii)    The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Trustee Collection Account and in all proceeds thereof.

        (iii)   Two ledgers shall be established in respect of the Trustee
                Collection Account entitled (1) "PRINCIPAL COLLECTIONS LEDGER"
                and (2) "FINANCE CHARGE COLLECTIONS LEDGER". The Receivables
                Trustee shall hold all amounts allocated to the Principal
                Collections Ledger and the Finance Charge Collections Ledger on
                an undivided basis on trust for the benefit of the Undivided
                Bare Trust beneficiaries. The Receivables Trustee shall, from time to time, promptly upon their identification, allocate amounts identified as representing Principal Collections to the
                Principal Collections Ledger and amounts identified as
                representing Finance Charge Collections and Acquired Interchange
                to the Finance Charge Collections Ledger. Further ledgers shall be established for each issuance of Related Debt and/or Series as provided in the related Supplements.

        (iv)    The Receivables Trustee shall procure that at all times accurate records are maintained reflecting each transaction in the
                Trustee Collection Account and each debit or credit recorded in each ledger relating thereto (including, without limitation, the
                Finance Charge Collections Ledger and the Principal Collections
                Ledger).

(b)     TRUSTEE INVESTMENT ACCOUNT

        (i)     A bank account has been opened in the name of the Receivables
                Trustee at the Operating Bank, bearing a designation clearly indicating that the funds deposited therein are held on trust for the Beneficiaries of the Receivables Trust (the "TRUSTEE
                INVESTMENT ACCOUNT"). The Trustee Investment Account shall be held and operated for the benefit of the Undivided Bare Trust beneficiaries of the Receivables Trust.

                                     - 18 -

        (ii)    The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Trustee Investment Account and in all proceeds thereof.

        (iii)   The Receivables Trustee shall procure that at all times accurate records are maintained reflecting each transaction in the
                Trustee Investment Account and all debits and credits recorded in any ledger relating thereto.

(c)     RECEIVABLES TRUSTEE CONSIDERATION ACCOUNT

        (i)     A bank account has been opened in the name of the Receivables
                Trustee at the Operating Bank, bearing a designation clearly indicating that the funds deposited therein are held on trust for the Transferor Beneficiary (the "RECEIVABLES TRUSTEE
                CONSIDERATION ACCOUNT"). The Receivables Trustee Consideration
                Account shall be held and operated for the benefit of the
                Transferor Beneficiary for the purpose of:

                (A)     receiving amounts of Additional Consideration (other
                        than Additional Consideration "Loss Make-Up") which are
                        payable to the Receivables Trustee pursuant to any
                        Supplement;

                (B)     holding the Deferred Consideration Bare Trust Property
                        subject to the trust and on the terms referred to in
                        Clauses 2.1(d) and 3.1(d); and

                (C)     placing the Receivables Trustee in funds to make
                        payments of Deferred Consideration (other than Deferred
                        Consideration "Loss Make-Up") in accordance with Clause
                        5.3 of the Receivables Securitisation Deed.

                The Receivables Trustee shall procure that the Receivables
                Trustee Consideration Account bears a designation clearly
                indicating that the funds credited therein are held as specified in (B) and (C) above.

        (ii)    The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds credited, from time to time, to the Receivables Trustee
                Consideration Account and in all proceeds thereof.

        (iii)   The Receivables Trustee at all times shall procure that accurate records are maintained reflecting each transaction in the
                Receivables Trustee Consideration Account and all debits and credits recorded thereto.

(d)     ADDITIONAL TRUST ACCOUNTS

        (i)     From time to time open Additional Trust Accounts may be opened in the name of the Receivables Trustee which will be held and operated for the benefit of the Beneficiaries (on an undivided or a segregated basis) of the Receivables Trust at the Operating
                Banks or at any other Qualified Institution as specified in any
                Supplement which shall bear a designation clearly indicating that the funds deposited therein are held on a separate trust for the benefit of the Beneficiaries of the Receivables Trust or any one or more of them on an undivided basis or segregated separate trust as the case may be.

                                     - 19 -

        (ii)    The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in such Additional Trust Accounts and in all proceeds thereof.

        (iii)   The Receivables Trustee shall procure that at all times accurate records are maintained reflecting each transaction in any
                Additional Trust Account and all debits and credits recorded in any ledger relating thereto.

(e)     REPLACEMENT OF OPERATING BANKS

        If at any time an existing Operating Bank ceases to be a Qualified
        Institution the Servicer shall notify the Receivables Trustee and the
        Receivables Trustee shall within 10 Business Days, or with the appropriate confirmation of the Rating Agencies, within 30 Business
        Days, of being notified establish (or direct the Servicer to establish)
        new Trust Accounts meeting the conditions specified with respect to each such Trust Account with a Qualified Institution (outside the United
        Kingdom if such Trust Account was originally held at a Qualified
        Institution outside the United Kingdom) which shall become the new
        Operating Bank (in respect of the relevant account), and shall transfer any cash or any investments to such new Trust Accounts. If the
        Receivables Trustee shall fail to establish the new Trust Accounts as required by this Clause 5.1(d) the Servicer shall be authorised to establish the Trust Accounts itself.

(f)     POWER OF INVESTMENT

        (i)     The Receivables Trustee shall deposit all monies received by it in respect of Trust Property in the Trust Accounts in accordance with the provisions of this Clause 5 and the Receivables Trustee shall invest funds on deposit in such Trust Accounts allocable to any issuance of Related Debt and/or Series in accordance with
                Clause 5.1(g).

        (ii)    Subject to Clause 5.1(e)(i) and 5.1(f), the Receivables Trustee
                shall have no power of investment and the Trustee Investments
                Act 1961 shall not apply to the Receivables Trustee.

        (iii)   The Receivables Trustee acknowledges that subject to the
                obligations of the Receivables Trustee to distribute funds in accordance with this Deed and any Supplement, the Servicer shall, consistent with the terms of this Deed and any
                Supplement, undertake to advise the Receivables Trustee with respect to the investments referred to in Clause 5.1(f)(i) in accordance with the provisions of this Deed.

(g)     ADMINISTRATION OF THE TRUST ACCOUNTS

        Funds on deposit in the Trust Accounts which are not to be utilised on any Business Day in providing consideration for new Receivables or otherwise paid out shall be invested in accordance with the following provisions of this Clause 5.1(f):

        (i)     Unless specified otherwise in any Supplement, the administration and investment of such funds (1) held in Trust Accounts held at a bank outside the United Kingdom for United Kingdom tax
                purposes and not acting through a

                                     - 20 -

                branch or agency in the United Kingdom, shall be undertaken by or on behalf of the Receivables Trustee pursuant to advice received from or on behalf of the Servicer and (2) held in Trust
                Accounts held at a bank either resident in the United Kingdom for United Kingdom tax purposes or acting through a branch or agency in the United Kingdom, shall be undertaken by or on behalf of the Receivables Trustee pursuant to advice received from or on behalf of the Servicer, and shall, in each case, be in the name of and for and on behalf of the Receivables Trustee as trustee of the Receivables Trust. All normal costs incurred by making and changing investments will be paid out of
                investment interest and earnings. The funds will be invested in
                Permitted Investments only.

        (ii)    Permitted Investments purchased or otherwise acquired for and on behalf of the Receivables Trustee shall be denominated in the same currency as the funds utilised and shall be on terms such that they would be available on the next Business Day or,
                otherwise, (A) they would be available on or prior to the
                Transfer Date related to the Monthly Period in which such funds were processed for collection or such other date as may be specified in the related Supplement and that (B) the amounts invested will be re-credited to the relevant Trust Account together with any investment earnings thereon.

        (iii)   If any Permitted Investments are made for and on behalf of the
                Receivables Trustee in accordance with the provisions of this
                Deed or any Supplement, the deposit receipt, contract,
                confirmation or equivalent document or evidence that the
                transaction has occurred will be retained by or on behalf of the
                Receivables Trustee.

        Except as provided in any Supplement, with respect to Trust Accounts specified in such Supplement, for the purposes of determining the availability of funds or the balances in the Trust Accounts for any reason, all investment earnings on such funds shall be deemed not to be available or to be on deposit and the beneficial entitlement to such investment earnings will:

        (A)     in the case of investment earnings on funds deposited in a Trust
                Account held on the Undivided Bare Trust, be held on the
                Undivided Bare Trust for the benefit of the Undivided Bare Trust beneficiaries; and

        (B)     in the case of investment earnings on funds deposited in a Trust
                Account held on a Segregated Bare Trust, Other Trust or the
                Deferred Consideration Bare Trust, be held on that trust for the benefit of the relevant beneficiary.

(h)     ACKNOWLEDGEMENT OF THE BENEFICIARIES

        It is a condition of the Receivables Trust (to which, by the execution of a Supplement by a Beneficiary, such Beneficiary consents and confirms) that the Beneficiaries acknowledge that:

        (i)     it is not intended that the Receivables Trustee should have any discretion with respect to the investment of funds as referred to in Clause 5.1(e) and (f) or that

                                     - 21 -

                the duties of the Receivables Trustee should include any form of fund management;

        (ii)    accordingly the provisions of Clause 5.1(e) and (f) (and all related provisions of the Transaction Documents) have been drawn so as to specify to the maximum extent practicable the manner in which the Servicer is to, from time to time, advise the
                Receivables Trustee (or any Person acting on the Receivables
                Trustee's behalf) to invest the funds referred to in Clause
                5.1(e) and (f);

        (iii)   subject to and in accordance with Clause 5.1(f), the duties of the Receivables Trustee with regard to the making of any such investments will be fully discharged by the Servicer advising the Receivables Trustee (or any Person acting on the Receivables
                Trustee's behalf as aforesaid) in relation thereto and the
                Receivables Trustee acting in accordance with such advice; and

        (iv)    the investment of any funds by the Receivables Trustee acting on the advice of the Servicer in accordance with Clause 5.1(e) and
                (f) shall be wholly incidental and ancillary to the functions of the Receivables Trustee as described in Clause 2.1.

5.2     COLLECTIONS

(a)     CARD OPERATING ACCOUNT

        (i)     The Receivables Trustee shall direct the Transferor that
                Collections held by the Transferor on trust in the Card
                Operating Account for the benefit of the Receivables Trustee shall be transferred to the Trustee Collection Account as
                promptly as possible after the Date of Processing of such
                Collections but in no event later than the second London
                Business Day following such Date of Processing. The date of any such transfer shall be referred to hereafter as the "RELEVANT
                DATE".

        (ii)    Notwithstanding Clause 5.2(a)(i), if the Transferor or any of
                its subsidiaries or Affiliates is the Servicer, the Receivables
                Trustee shall seek to ensure that such monies held on trust in the Card Operating Account that are identified as representing
                Collections in respect of Ineligible Receivables, shall not be transferred to the Trustee Collection Account but shall be distributed to the Transferor Beneficiary or as the Transferor
                Beneficiary may direct whereupon such monies shall cease to be
                Trust Property and shall be owned by the Transferor Beneficiary absolutely.

(b)     APPLICATION OF MONIES IN THE TRUSTEE COLLECTION ACCOUNT

        On the Relevant Date the Receivables Trustee shall, based on the
        Servicer Daily Report maintained by the Servicer pursuant to Clause
        9.5(a) with respect to the related Date of Processing, promptly following the transfer of monies from the Card Operating Account as referred to in Clause 5.2(a) on such Relevant Date, (1) identify amounts, if any, included in such transfer and (2) identify any other amounts in the Trustee Collection

                                     - 22 -

        Account which did not derive from such transfer on such Relevant Date, in the case of (1) and (2) representing the following:

        -       Incorrect Payments;

        -       Principal Collections;

        -       Unavailable Principal Collections;

        -       Finance Charge Collections and Acquired Interchange;

        -       Ineligible Collections (not distributed to the Transferor
                Beneficiary pursuant to Clause 5.2(a)(ii) above); and

        -       investment earnings accrued on the Trustee Collection Account,

        and apply such amounts on the Relevant Date, or in respect of the amounts set out in (vi) and (viii) below on the Transfer Date next following such Relevant Date, in accordance with this Clause 5. In particular, the Receivables Trustee shall instruct the Operating Bank to make the following distributions (except for (vii) below) from the
        Trustee Collection Account, in a manner consistent with the principles set out in this Deed as modified by any Supplement:

        (i)     the amount of any Incorrect Payments notified to the Receivables
                Trustee which have not previously been allocated as Collections representing Trust Property, to the Card Operating Account, whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor Beneficiary absolutely;

        (ii)    the amount of Ineligible Collections notified to the Receivables
                Trustee which have not previously been allocated as Principal
                Collections, to the Card Proceeds Account, whereupon such monies shall cease to be Trust Property and shall be owned by the
                Transferor Beneficiary absolutely;

        (iii)   the relevant amount of Principal Collections distributable to an
                Investor Beneficiary in respect of any Related Debt and/or
                Series shall be identified for such Related Debt and/or Series and either credited to the relevant ledger(s) established in respect of such Related Debt and/or Series or otherwise
                distributed, in each case as provided in the related Supplement for such Related Debt and/or Series;

        (iv)    subject to Clause 5.2(b)(ix) and subject to the provisions of any Supplement which require any amounts to be retained in the
                Principal Collections Ledger (whether on account of Required
                Retained Principal Collections or otherwise), the amount of any
                Principal Collections remaining after the application of the amounts referred to in (i) to (iii) above (which shall
                constitute "CASH AVAILABLE FOR INVESTMENT"), to the Trustee
                Investment Account (and a corresponding adjustment shall be made to the Principal Collections Ledger in the Trustee Collection
                Account);

        (v)     subject to Clause 5.2(f), an amount equal to the product of (1)
                the Floating Transferor Percentage for the Monthly Period in
                which such Finance Charge

                                     - 23 -

                Collections arise and (2) the aggregate amount of Finance Charge
                Collections relating to the relevant Date of Processing (the
                "TRANSFEROR FINANCE CHARGE AMOUNT") to the Card Proceeds Account
                or as the Transferor Beneficiary may direct (and a corresponding adjustment shall be made to the Finance Charge Collections
                Ledger in the Trustee Collection Account) whereupon such monies shall cease to be Trust Property and shall be owned by the
                Transferor Beneficiary absolutely;

        (vi)    on each Transfer Date an amount equal to the product of (1) the
                Floating Transferor Percentage for the Monthly Period preceding such Transfer Date and (2) the aggregate amount of Acquired
                Interchange deposited by the Transferor in the Trustee
                Collection Account (the "TRANSFEROR ACQUIRED INTERCHANGE
                AMOUNT") to the Card Proceeds Account or as the Transferor
                Beneficiary may direct (and a corresponding adjustment shall be made to the Finance Charge Collections Ledger in the Trustee
                Collections Account) whereupon such monies shall cease to be
                Trust Property and shall be owned by the Transferor Beneficiary absolutely;

        (vii)   subject to Clause 5.2(f), in respect of an Investor Beneficiary, amounts equal to the product of (1) the sum of the Floating
                Investor Percentages in respect of all Outstanding Issuance for the relevant Investor Beneficiary for the Monthly Period in which such Finance Charge Collections arise and (2) the
                aggregate amount of Finance Charge Collections relating to the relevant Date of Processing, (each an "INVESTOR FINANCE CHARGE
                AMOUNT") shall be retained in the Trustee Collection Account in accordance with the related Supplement(s) for such Related Debt and/or Series (and a corresponding adjustment shall be made to the Finance Charge Collections Ledger in the Trustee Collection
                Account) whereupon such monies shall cease to be Undivided Bare
                Trust Property.

        (viii)  On each Transfer Date, in respect of an Investor Beneficiary, an amount equal to the product of (1) the sum of the Floating
                Investor Percentages in respect of all Outstanding Issuance for the relevant Investor Beneficiary for the Monthly Period
                preceding the Transfer Date and (2) the aggregate amount of
                Acquired Interchange deposited by the Transferor in the Trustee
                Collection Account in respect of the relevant Monthly Period
                (the "INVESTOR ACQUIRED INTERCHANGE AMOUNT") from the Trustee
                Collection Account in accordance with the related Supplement for such Related Debt and/or Series (and a corresponding adjustment shall be made to the Finance Charge Collections Ledger in the
                Trustee Collection Account) whereupon such monies shall cease to be Undivided Bare Trust Property.

        (ix)    if on any day, (A) the sum of the Combined Adjusted Investor
                Interests and the Transferor Interest is zero, and (B) a
                Principal Collection is received ("UNAVAILABLE PRINCIPAL
                COLLECTIONS") such amount shall remain credited to the undivided
                Principal Collections Ledger (held on the Undivided Bare Trust for the benefit of the Transferor Beneficiary as Unavailable
                Principal Collections) and Unavailable Principal Collections
                shall be transferred to the

                                     - 24 -

                Transferor Beneficiary on any Business Day when, and only to the extent that, the Transferor Interest on such Business Day is greater than zero and until such time shall represent
                Unavailable Principal Collections held on the Undivided Bare
                Trust for the benefit of the Transferor Beneficiary as
                Unavailable Principal Collections.

                For the avoidance of doubt, following any identification of
                Principal Collections as Unavailable Principal Collections, such
                Unavailable Principal Collections shall in no circumstances be reallocated to any other Beneficiary.

        Amounts remaining in the Trustee Collection Account after the application of monies referred to above and in any Supplement shall either (1) remain deposited in the Trustee Collection Account until such time as they are utilised on succeeding Business Days in accordance with this Deed and any Supplement or (2) be invested in Permitted Investments in accordance with Clause 5.1(e).

(c)     APPLICATION OF MONIES IN THE TRUSTEE INVESTMENT ACCOUNT AND RECEIVABLES
        TRUSTEE CONSIDERATION ACCOUNT

        On the Relevant Date the Receivables Trustee shall, promptly following the transfers of monies from the Trustee Collection Account as referred to in Clause 5.2(b), (1) identify such amounts, if any, included in such transfer, and (2) identify any other amounts in the Trustee Investment
        Account on such Relevant Date and apply such amounts identified in the
        Trustee Investment Account in accordance with this Clause 5.

        In particular the Receivables Trustee shall instruct the Operating Bank to make the following transfers from the Trustee Investment Account and the Receivables Trustee Consideration Account which will be made in a manner consistent with this Deed as modified by any Supplement:

                FROM THE TRUSTEE INVESTMENT ACCOUNT:

        (i)     for the purpose of accepting, if applicable, any Offer, the amount of Acceptance Price required to fund acceptance of such
                Offer (pursuant to the terms and subject to the conditions of the Receivables Securitisation Deed) to the Acceptance Price
                Account whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor absolutely;

        (ii)    if the Receivables Trustee has accepted an Offer, the amount of
                Transferor Cash Available for Investment required to meet the obligation of the Receivables Trustee to pay the Further Payment
                stipulated in such Offer in accordance with Clause 5.2 of the
                Receivables Securitisation Deed, to the Card Proceeds Account,
                whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor absolutely, PROVIDED HOWEVER that the
                Transferor Beneficiary shall be obliged to fund the Receivables
                Trustee in respect of payments to be made to the Transferor on any Business Day in excess of the Transferor Cash Available for
                Investment. Accordingly, the Receivables Trustee acknowledges
                (and the Transferor by its execution of this Deed also
                acknowledges) that to the extent the Transferor Cash Available for Investment

                                     - 25 -

                is less than the aggregate amount of the payments to the
                Transferor payable out of Transferor Cash Available for
                Investment by the Transferor Beneficiary on any Relevant Date,
                such shortfall shall be met by a reduction, by the amount of such shortfall, in the aggregate amount payable to the
                Transferor (as set out in Clause 13.3 of the Receivables
                Securitisation Deed) and an increase in the Transferor Interest
                (or in respect of any amount payable in respect of Ineligible
                Receivables, the Transferor Ineligible Interest) by the amount by which the amount payable to the Transferor has been so
                reduced;

        (iii)   the amount of Investor Cash Available for Investment required to meet the obligation of the Receivables Trustee to make payments in respect of Future Receivables in accordance with Clause 5.1 of the Receivables Securitisation Deed (and pursuant to the terms and subject to the conditions of the Receivables
                Securitisation Deed) to the Card Proceeds Account whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor absolutely PROVIDED HOWEVER that the Transferor
                Beneficiary shall be obliged to fund the Receivables Trustee in respect of payments to be made to the Transferor on any Business
                Day in excess of the Investor Cash Available for Investment. The
                Receivables Trustee acknowledges (and the Transferor by its execution of this Deed also acknowledges) that to the extent the
                Investor Cash Available for Investment is less than the
                aggregate amount of the payments to the Transferor payable out of Cash Available for Investment by the Beneficiaries on any
                Business Day, such shortfall shall be met by a reduction, by the amount of such shortfall, in the aggregate amount payable to the
                Transferor (as set out in Clause 13.3 of the Receivables
                Securitisation Deed) and an increase in the Transferor Interest by the amount by which the amount payable to the Transferor has been so reduced;

        (iv)    (A)     the amount of Transferor Cash Available for Investment
                        required to be distributed to the Transferor Beneficiary
                        in order to decrease the amount of the Transferor
                        Beneficiary's interest in the Eligible Receivables Pool
                        and/or other Trust Property, to the Card Proceeds
                        Account whereupon such monies shall cease to be Trust
                        Property and shall be owned by the Transferor
                        Beneficiary absolutely;

                (B)     the amount of Investor Cash Available for Investment
                        required to be distributed pursuant to the relevant
                        Supplement to the Transferor Beneficiary in order to
                        decrease the amount of the interest of the Transferor
                        Beneficiary in the Eligible Receivables Pool and/or
                        other Trust Property to the Card Proceeds Account
                        whereupon such monies shall cease to be Trust Property
                        and shall be owned by the Transferor Beneficiary
                        absolutely; and

        (v)     the balance, if any, of amounts held in the Trustee Investment
                Account on any day as representing Cash Available for Investment which are not to be otherwise utilised on that day as part of the Undivided Bare Trust Property in accordance with the terms of the Undivided Bare Trust shall remain credited to the Trustee
                Investment Account to be utilised in accordance with this Clause

                                     - 26 -

                5.2(c) on the next and following Business Days, PROVIDED THAT, if on any day (A) the Transferor Interest is zero, and (B) an
                Unavailable Principal Collection is received, such amounts held in the Trustee Investment Account shall remain credited to the
                Trustee Investment Account (held on the Undivided Bare Trust for the benefit of the Transferor Beneficiary in accordance with
                Clause 3.2(c)) and thereafter only transferred to the Transferor
                Beneficiary on any Business Day when, and only to the extent that, the Transferor Interest on such Business Day is greater than zero;

                FROM THE RECEIVABLES TRUSTEE CONSIDERATION ACCOUNT:

        (vi)    the amount (if any) required to meet the obligation of the
                Receivables Trustee to pay Deferred Consideration "Loss Make-up"
                in accordance with Clause 5.3 of the Receivables Securitisation
                Deed, to the Card Proceeds Account, whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor absolutely; and

        (vii)   the amount (if any) required to meet the obligation of the
                Receivables Trustee to pay any Deferred Consideration (other than Deferred Consideration "Loss Make-up") payable on that
                Business Day by the Receivables Trustee to the Transferor in
                accordance with Clause 5.3 of the Receivables Securitisation
                Deed, to the Card Proceeds Account, whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor absolutely, PROVIDED THAT the balance to the credit of the
                Receivables Trustee Consideration Account shall never be less than zero.

(d)     APPLICATION OF MONIES IN ADDITIONAL TRUST ACCOUNTS

        Amounts deposited in Additional Trust Accounts shall be applied in accordance with the provisions of any related Supplement and Clause
        5.1(f).

(e)     ANNUAL FEES

        Notwithstanding any provision of the Receivables Securitisation Deed which provides that Receivables representing Annual Fees assigned to the
        Receivables Trustee ("ANNUAL FEE RECEIVABLES") constitute Finance Charge
        Receivables or Principal Receivables for the purpose of calculating the consideration payable for Receivables assigned to the Receivables
        Trustee, the Receivables Trustee shall, if so directed by the Transferor by prior notice in writing to the Servicer, the Receivables Trustee and the Rating Agencies, treat such Annual Fee Receivables (and Collections in respect thereof) for the purposes of this Deed and any Supplement in such manner as specified in a certificate to the Receivables Trustee,
        PROVIDED, HOWEVER, that (i) any such certificate shall have effect only in relation to Receivables which are acquired by the Receivables Trustee
        (whether as Existing Receivables or as Future Receivables) after the time when such certificate is issued; and (ii) in the absence of any such applicable provision in the Receivables Securitisation Deed and of such certificate, such Annual Fee Receivables shall be treated as
        Finance Charge Receivables and Collections in respect thereof shall be treated as Finance Charge Collections, PROVIDED FURTHER, HOWEVER, that any direction by the Transferor as to the treatment of Annual Fee
        Receivables pursuant to this Clause 5.2(f)

                                     - 27 -

        shall not be of any effect unless the Transferor certifies in such certificate that it has received an Opinion of Counsel that the treatment specified for Annual Fees and Collections in respect thereof will not have any material adverse effect on the treatment of the
        Receivables Trust and the Beneficiaries for Tax purposes in the United
        Kingdom.

(f)     EARNINGS ON PERMITTED INVESTMENTS

        The Receivables Trustee, on each Transfer Date, shall transfer monies credited to Trust Accounts which represent investment earnings accrued on Permitted Investments made using monies deposited in such Trust
        Accounts:

        (i)     to which the Transferor Beneficiary is beneficially entitled pursuant to Clause 3.2(c)(ii), to the Card Proceeds Account for
                the Transferor Beneficiary absolutely; and

        (ii)    to which the Investor Beneficiaries are beneficially entitled pursuant to Clause 3.2(a), to the relevant Investor Beneficiary in accordance with the relevant Supplement,

        in each case less any amount deducted to meet costs incurred in making and changing investments as provided in Clause 5.1(f)(i).

5.3     ADJUSTMENTS

(a)     RECEIVABLES IN DEFAULTED ACCOUNTS, CREDIT ADJUSTMENTS AND REDUCTIONS IN
        RECEIVABLES

        If at any time prior to the dissolution of the Receivables Trust for any reason whatsoever, any Principal Receivable assigned to the Receivables
        Trustee becomes a Receivable in a Defaulted Account during any Monthly
        Period or a Reduction or a Credit Adjustment is required in relation to any Principal Receivable, the Outstanding Face Amount of such Principal
        Receivable in a Defaulted Account or the amount of such Credit
        Adjustment or Reduction shall be applied against the Transferor Interest and each Investor Interest (in respect of the relevant Investor
        Beneficiary) as follows:

        (i)     in the case of a Receivable in a Defaulted Account (which, for the avoidance of doubt, was an Eligible Receivable prior to the time such Account became a Defaulted Account), by allocating such amount between the Transferor Beneficiary and the relevant
                Investor Beneficiary in respect of the relevant Related Debt and/or Series in accordance with, respectively, the Floating
                Transferor Percentage and Floating Investor Percentage for the
                Monthly Period in which such Account became a Defaulted Account
                (as determined in a manner consistent with this Deed as amended by any Supplement), reducing the Transferor Interest accordingly and treating the resulting Investor Default Amount for the relevant Related Debt and/or Series as provided in the related
                Supplement;

        (ii)    in the case of a Credit Adjustment or a Reduction by allocating such amount to the Transferor Beneficiary and reducing the
                Transferor Interest accordingly until such time as the
                Transferor Interest shall be zero, PROVIDED, HOWEVER, that if the amount of such Credit Adjustment or Reduction is greater than the

                                     - 28 -

                amount of the Transferor Interest on such date of determination then the Transferor Interest shall be reduced to zero and the
                Receivables Trustee shall seek to enforce its remedy against the
                Transferor under Clause 10.3 of the Receivables Securitisation
                Deed which provides that the Transferor shall make a payment to the Receivables Trustee in accordance with Clause 10.4 of the
                Receivables Securitisation Deed PROVIDED, FURTHER, HOWEVER that any amount of such Credit Adjustment or Reduction in excess of the Transferor Interest shall be treated for the relevant
                Related Debt and/or Series as provided in the related
                Supplement; and

        (iii)   in the case of a Receivable in a Defaulted Account which was an
                Ineligible Receivable prior to such time as such Account became a Defaulted Account, by reducing the Transferor Ineligible
                Interest by the Outstanding Face Amount of such Receivable in a
                Defaulted Account until such time as the Ineligible Receivables
                Pool reaches zero;

        and the entitlement of the Beneficiaries to Trust Property shall be determined accordingly. The Receivables Trustee shall maintain at all times accurate records reflecting Receivables in Defaulted Accounts,
        Credit Adjustments or Reductions and the allocation thereof amongst the
        Beneficiaries.

(b)     INCORRECT PAYMENTS

        If from time to time payments of monies are incorrectly deemed to be
        Trust Property and paid into the Trustee Collection Account ("INCORRECT
        PAYMENTS"), such monies may be deemed to be Collections representing
        Trust Property and allocated in a manner consistent with this Deed (as amended by any Supplement) unless prior to such allocation the
        Receivables Trustee is notified by the Servicer that such monies are
        Incorrect Payments. Notwithstanding the above, promptly following the notification to the Receivables Trustee by the Servicer that such payments were incorrectly deemed to be Trust Property and, if applicable, have been incorrectly allocated, the Receivables Trustee shall:

        (i)     apply Trust Property (deemed or otherwise) in a manner
                consistent with this Deed (as amended by any Supplement) to repay such Incorrect Payments; and

        (ii)    amend its books of account to record that (A) the pool of
                Undivided Bare Trust Property has been increased by the amount of Principal Receivables, if any, equal to the amount of
                Incorrect Payments incorrectly allocated as Principal
                Collections (and such amount of Incorrect Payments shall be treated as having been repaid), (B) the Transferor Interest has been increased by the same amount of Principal Receivables, if any, which were incorrectly deducted from the pool of Undivided
                Bare Trust Property and (C) following any reduction of an amount of Incorrect Payments incorrectly allocated as Finance Charge
                Collections from Finance Charge Collections, such amount of
                Incorrect Payments incorrectly allocated as Finance Charge
                Collections, if any, shall be treated as having been repaid,

                                     - 29 -

        and the recording of the entitlement of the Beneficiaries to Trust
        Property shall be affected accordingly.

(c)     ALLOCATED INELIGIBLE COLLECTIONS

        If from time to time payments of monies into the Trustee Collection
        Account representing Ineligible Collections are incorrectly deemed to be
        Principal Collections in respect of Eligible Receivables such monies may be allocated as such in accordance with this Deed (as amended by any
        Supplement) ("ALLOCATED INELIGIBLE COLLECTIONS") unless prior to such allocation the Receivables Trustee is notified by the Servicer that such monies are Ineligible Collections. Notwithstanding the above, promptly following the notification to the Receivables Trustee by the Servicer that Allocated Ineligible Collections have been so allocated as
        Principal Collections in respect of Eligible Receivables, the
        Receivables Trustee shall:

        (i)     apply Trust Property in a manner consistent with the principles set out in this Deed (as amended by any Supplement) to re-apply such Allocated Ineligible Collections correctly; and

        (ii)    amend its books of account to record that (A) the Ineligible
                Receivables Pool has been decreased by the amount of Allocated
                Ineligible Collections previously incorrectly allocated as
                Principal Collections and the Eligible Receivables Pool has been increased by the same amount and (B) the Transferor Ineligible
                Interest has been decreased by the same amount so subtracted from the Ineligible Receivables Pool and the Transferor Interest
                has been increased by the amount so added to the Eligible
                Receivables Pool,

        and the recording of the entitlement of the Beneficiaries to Trust
        Property shall be affected accordingly.

(d)     INELIGIBLE RECEIVABLES

        If from time to time Ineligible Receivables are assigned to the
        Receivables Trustee as a result of a breach of representation by the
        Transferor pursuant to Clause 16.2 or 16.3 of the Receivables
        Securitisation Deed and payments to the Transferor in respect thereof were incorrectly funded by the Beneficiaries on the basis that such
        Receivables were Principal Receivables which are Eligible Receivables, notwithstanding the remedies available to the Receivables Trustee pursuant to the Receivables Securitisation Deed, in such circumstances the Receivables Trustee shall ensure that such error is corrected by:

        (i)     reducing the Transferor Interest by the amount of such
                Ineligible Receivables until such time as it reaches zero
                PROVIDED, HOWEVER, that if the Outstanding Face Amount of such
                Ineligible Receivables exceeds the amount of the Transferor
                Interest on such date of determination then the Receivables
                Trustee shall also require the Transferor to make a payment of cash to the Receivables Trustee equal to the amount of such excess in order to comply with the provisions of Clause 11.1 of the Receivables Securitisation Deed; and

        (ii)    amending its books of account to record that (A) the Eligible
                Receivables Pool has been decreased by the amount of Ineligible
                Receivables previously

                                     - 30 -

                incorrectly added to the Eligible Receivables Pool and, subject to Clause 11.3 of the Receivables Securitisation Deed and the
                Ineligible Receivables Pool has been increased by the same amount, and (B) the Transferor Ineligible Interest has been increased by the same amount so added to the Ineligible
                Receivables Pool;

        and the recording of the entitlement of the Beneficiaries to Trust
        Property shall be affected accordingly.

                                     - 31 -

6.      PAY OUT EVENTS

6.1     TRUST PAY OUT EVENTS

If any one of the following events (a "TRUST PAY OUT EVENT") shall occur:

(a)     the Transferor shall consent or take any corporate action in relation to the appointment of a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets;

(b)     proceedings shall be initiated against the Transferor under any applicable liquidation, insolvency, composition, re-organisation or similar laws for its winding up, dissolution, administration or re-organisation (except for a solvent re-organisation) and such proceedings are not discharged within 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets is legally and validly appointed and such appointment is not discharged within 14 days;

(c)     a duly authorised officer of the Transferor shall admit in writing that the Transferor is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or the Transferor
        makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payment of its obligations with a view to the general readjustment or rescheduling of its indebtedness;

(d)     the Transferor shall become unable for any reason to transfer
        Receivables arising on Designated Accounts to the Receivables Trust in the manner contemplated in the Receivables Securitisation Deed for a continuous period of 30 days;

(e)     the Transferor ceases to be resident for tax purposes in the United
        Kingdom or otherwise ceases to be within the charge to United Kingdom corporation tax; or

(f)     a change in law or its interpretation or administration results in the
        Receivables Trustee becoming liable to make any material payment on account of Tax (including VAT) other than payment of the annual Exempt
        Company fee (currently (pound)600 per annum);

then:

        (1)     in the case of any Trust Pay Out Event an Investor Pay Out Event will occur in respect of the relevant Related Debt and/or
                Series,

        (2)     in addition, in the case of a Trust Pay Out Event under
                paragraph (a), (b) or (c) above (any such event an "INSOLVENCY
                EVENT") the provisions of Clause 6.3 will become applicable,

in each case without any notice or other action on the part of the Receivables
Trustee or any Beneficiary immediately upon the occurrence of such event.

6.2     INVESTOR PAY OUT EVENTS

Subject to Clause 6.1, Investor Pay Out Events with respect to any Related Debt and/or Series will be specified in any related Supplement.

                                     - 32 -

The Transferor shall immediately give notice to the Receivables Trustee of the occurrence of any Trust Pay Out Event or Investor Pay Out Event, specifying where applicable that such event is also an Insolvency Event.

6.3     TERMINATION OF OFFERS FOLLOWING THE OCCURRENCE OF INSOLVENCY EVENT

(a)     If an Insolvency Event occurs in respect of the Transferor, on such day
        (the "APPOINTMENT DAY") the following shall occur:

        (i)     Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been assigned to the
                Receivables Trustee shall continue to form part of the Trust
                Property of the Receivables Trust and Collections with respect thereto shall continue to be allocated and applied in accordance with Clause 5; and

        (ii)    the Receivables Trustee shall not be entitled to accept any further Offers by the Transferor to assign Receivables to the
                Receivables Trustee; and

        (iii)   subject to completion of the liquidation, winding-up and
                dissolution procedures described below the Receivables Trust will be dissolved.

(b)     Within 15 days of the Appointment Day, the Receivables Trustee shall:

        (i)     cause to be published a notice in an Authorised Newspaper that an Insolvency Event has occurred, that the Receivables Trustee intends to sell, dispose of or otherwise liquidate the
                Receivables which constitute Trust Property and that subject to completion of such sale, disposal or other liquidation, the
                Receivables Trust will be dissolved; and

        (ii)    send written notice to the Beneficiaries describing the
                provisions of this Clause 6.3 and requesting instructions from such Beneficiaries. Unless within 60 days from the day notice pursuant to sub-paragraph (i) above is first published, the
                Receivables Trustee shall have received written instructions from Beneficiaries representing more than 50 per cent. of the
                Investor Interest of every Class of every Series and any other person specified as so entitled in any Supplement to the effect that such Beneficiaries and persons, if any, disapprove of the liquidation of the Receivables which constitute Trust Property and any other assets and wish to continue with the Receivables
                Trustee accepting Offers and purchasing Receivables pursuant to the terms and subject to the conditions of the Receivables
                Securitisation Deed as before such Insolvency Event, the
                Receivables Trustee shall use its best efforts to sell, dispose of or otherwise liquidate the Receivables and other assets, which shall include the solicitation of competitive bids and on terms that are equivalent to the best purchase offer (as
                determined by the Receivables Trustee). The provisions of Clause
                6.1 and Clause 6.3 shall not be deemed to be mutually exclusive.

(c)     The proceeds from the sale, disposition or liquidation of the
        Receivables and other assets of the Receivables Trust pursuant to paragraph (b) above ("INSOLVENCY PROCEEDS") shall be treated as
        Collections in respect of the Receivables and other assets of the
        Receivables Trust and shall be allocated and applied in accordance with the provisions of Clause 3

                                     - 33 -

        and Clause 5. Insolvency Proceeds arising from the Undivided Bare Trust
        Property, the Ineligibles Bare Trust Property, the Segregated Bare Trust
        Property, the Deferred Consideration Bare Trust and the Other Trust
        Property respectively shall be allocated to Finance Charge Receivables and Principal Receivables in the same proportion such Receivables comprised in each of the aforesaid categories of Trust Property bore to one another on the immediately preceding Determination Date.

(d)     Unless the Receivables Trustee receives written instructions from
        Beneficiaries and other persons as provided in Clause 6.3(b)(ii), on the day following the last Transfer Date following the Monthly Period during which the Insolvency Proceeds are distributed to the Beneficiaries, and subject to the conditions that (A) the Combined Aggregate Investor
        Interest shall have been reduced to zero as a result of such distributions, (B) there are no Finance Charge Collections or other
        Trust Property allocated to any Beneficiaries other than the Transferor
        Beneficiary, and (C) there is no commitment on the part of any
        Beneficiary to make contributions to meet payments in respect of the assignment of Receivables to or for the Receivables Trustee, then, the
        Receivables Trustee shall take any and all necessary additional steps to ensure that the Receivables Trust is dissolved. To this intent if any
        Trust Property exists following the distribution of the Insolvency
        Proceeds referred to in the previous sentence, the Receivables Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse to the Receivables Trustee, as shall be necessary to vest in the Transferor Beneficiary or, as it may direct, all right, title and interest of the Receivables Trustee in such Trust
        Property and the Receivables Trustee shall follow any reasonable direction of the Transferor Beneficiary in that regard. The Receivables
        Trustee shall be entitled to be indemnified from the proceeds referred to above and Trust Property allocated to the Transferor Beneficiary for any expenses incurred in connection with the performance by the
        Receivables Trustee of its obligations under this paragraph (d).

(e)     The Receivables Trustee, may appoint a sub-agent or agents and such other professional advisers as it deems necessary or prudent to assist the Receivables Trustee with its responsibilities pursuant to this
        Clause 6 with respect to competitive bids.

                                     - 34 -

                                     PART 3
                THE RECEIVABLES TRUSTEE AND THE RECEIVABLES TRUST

7.      THE RECEIVABLES TRUSTEE

7.1     DUTIES OF THE RECEIVABLES TRUSTEE

(a)     The Receivables Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Deed to the extent required or permitted under and in compliance with applicable law and regulations. All of the following provisions of this Clause 7.1 are subject and without prejudice to Clause 2.1 and shall be construed having regard to Clause 2.1.

(b)     The duties of the Receivables Trustee shall be to operate the Trust
        Accounts and, where it acquires any Receivables, to do so in accordance with the provisions of this Deed and any Transaction Document in a manner consistent with this Deed. The Receivables Trustee shall take those reasonable steps available to it to ensure that any movements of monies into and out of the Trust Accounts on any Business Day shall be for value on the same day.

(c)     The Receivables Trustee shall, if it has actual knowledge of the same, act promptly to exercise its rights under any bank mandate relating to a bank account in respect of which it is a beneficiary of a trust declared over such account to prevent monies representing Trust Property being paid from such bank account to a bank account which is not a Trust
        Account and which was overdrawn at the close of business on the preceding London Business Day (unless the Receivables Trustee shall have received evidence satisfactory to it that such overdraft has been satisfied). The Receivables Trustee shall cease to exercise such rights at such time as the relevant bank account ceases to be overdrawn.

(d)     The Receivables Trustee shall maintain (or procure that there are maintained), in Jersey, proper books of account and records (including all reports (whether under Clause 9.5 or otherwise), certificates and other documents provided to it) in respect of its duties as trustee of the Receivables Trust and shall maintain (or procure that there are maintained), in Jersey, records of all assets held by it and all payments made by it in such capacity. For the avoidance of doubt, the duties of the Receivables Trustee under this Clause 7.1(d) shall not be deemed to be discharged by virtue of the Receivables Trustee appointing the Servicer to carry out any similar function pursuant to Clause 9.1.

(e)     The Receivables Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Receivables Trustee which are specifically required to be furnished pursuant to any provision of this Deed or any Transaction
        Document, shall cause them to be examined to determine whether they substantially conform to the requirements of this Deed or such
        Transaction Document.

(f)     Without prejudice to Clause 7.17(b), the appointment of the Servicer pursuant to Clause 9.1(a) and the implementation of advice received from the Servicer shall (unless and until terminated) be deemed to constitute performance by the Receivables Trustee of its fiduciary obligations hereunder or pursuant to any fiduciary duties on trustees implied by law in respect of such matters, PROVIDED THAT in order to comply with its obligations

                                     - 35 -

        under Clauses 5.1(a)(iv), 5.1(b)(iii), 5.1(c)(iii), 5.1(d)(iii) and
        5.1(f)(iii), the Receivables Trustee shall keep Servicer Monthly Reports in Jersey. Without prejudice to the foregoing or to Clause 7.17(a), it is expressly agreed and acknowledged that no delegation by the
        Receivables Trustee will absolve or release the Receivables Trustee from its liabilities or obligations hereunder in the event that the Servicer shall default in the performance of its obligations as Servicer.

(g)     The Receivables Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Investor Beneficiary or Enhancement Provider
        relating to the time, method and place of conducting any proceeding for any remedy available to the Receivables Trustee, or exercising any trust, discretion or power conferred upon the Receivables Trustee in relation to such Investor Beneficiary or Enhancement Provider, under this Deed or any Transaction Document.

(h)     The Receivables Trustee shall not be charged with knowledge of any failure by the Servicer referred to in Clause 11.1 unless the
        Receivables Trustee receives written notice of such failure from the
        Servicer or the Investor Beneficiary or Enhancement Provider adversely affected thereby.

(i)     The Receivables Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes that the repayment of such funds or adequate indemnity against such risk or liability is not assured to its reasonable satisfaction, and none of the provisions contained in this
        Deed or any Transaction Document shall in any event require the
        Receivables Trustee to perform or procure the performance of, or be responsible for the manner of the performance of, any of the obligations of the Servicer under this Deed.

(j)     Except for actions expressly authorised herein or in any Supplement, the
        Receivables Trustee shall take no action to impair the interests of the
        Beneficiaries of the Receivables Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

(k)     Other than as expressly contemplated in this Deed or any Transaction
        Document, the Receivables Trustee shall have no power to deal with Trust
        Property or supplement, amend or vary the Receivables Trust.

(l)     If at any time the Receivables Trustee shall have reasonable grounds to believe that advice received from the Servicer is incorrect, it shall promptly notify the Servicer of such matter Provided, HOWEVER, that if the Servicer disagrees that such advice is incorrect the Receivables
        Trustee shall promptly act in accordance with the advice given by the
        Servicer and shall be entitled so to do.

(m)     Where:

        (i)     any Ineligible Receivable has been assigned by the Transferor to the Receivables Trustee without there being any breach of
                warranty in respect of

                                     - 36 -

                such Receivable under Clause 16.2 or 16.3 of the Receivables
                Securitisation Deed; and

        (ii)    at the time when any assignment of such Ineligible Receivable falls to be made pursuant to this Clause 7.1(m), there are no
                Eligible Receivables in existence on the same Account as such
                Ineligible Receivable,

        the Receivables Trustee shall assign all of its right, title and interest in such Ineligible Receivable to the Transferor by no later than the third Transfer Date falling after the Monthly Period in which such Receivable was identified as an Ineligible Receivable for a nominal consideration of (pound)1 per batch of Ineligible Receivables assigned by the Receivables Trustee on the same date and shall execute such documentation as is required to effect such assignment, PROVIDED THAT if, prior to the Ineligible Receivable in question being so assigned, the Transferor shall state that it will not accept an assignment of such
        Ineligible Receivable, then the Receivables Trustee, acting on the advice of the Servicer, shall cause the relevant Ineligible Receivable
        (together with any other Ineligible Receivables which at the relevant time fall within the application of this proviso) to be sold to a third party at an arm's length, commercial price subject always to any requirements of law applicable in respect of any such sale to a third party and shall hold any proceeds of such sale on trust for the
        Transferor Beneficiary absolutely upon the terms of the trust in respect of Ineligible Receivables forming part of the Ineligible Receivables
        Pool in accordance with Clause 3.2(c)(iii) of this Deed (so far as applicable).

7.2     CERTAIN MATTERS AFFECTING THE RECEIVABLES TRUSTEE

Except as otherwise provided in Section 7.1:

(a)     the Receivables Trustee may rely on and shall be protected in acting, or in refraining from acting in accordance with the Servicer Daily Report, the Servicer Monthly Report, the Servicer Annual Report the monthly payment instructions and notification to the Receivables Trustee, the monthly Investor Beneficiaries statement, any resolution, Officer's
        Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Deed or any
        Transaction Document by the proper party or parties;

(b)     the Receivables Trustee may rely on any Opinion of Counsel addressed to it, and any such Opinion of Counsel shall be full and complete authorisation and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such
        Opinion of Counsel;

(c)     the Receivables Trustee shall be entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to any Transaction Document that such exercise will not adversely affect the interest of the Investor Beneficiaries where each
        Rating Agency has given written confirmation that such Rating Agency would not, as a result of the Receivables Trustee exercising any power, trust, authority, duty or discretion under or in relation to any
        Transaction Document, reduce or withdraw its then current rating of any outstanding Associated Debt, the Receivables Trustee in considering whether such exercise will adversely affect the interest of the Investor
        Beneficiaries, shall be entitled to take into account such written confirmation

                                     - 37 -

        from each Rating Agency, provided that the Receivables Trustee shall continue to be responsible for taking into account all other matters which would be relevant to such consideration.;

(d)     the Receivables Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Deed or the Receivables
        Securitisation Deed or any agreement relating to any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Investor Beneficiary, pursuant to the provisions of this Deed, unless such Investor
        Beneficiary shall have offered to the reasonable satisfaction of the
        Receivables Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however, relieve the Receivables Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Deed or the Receivables Securitisation Deed and any agreement relating to any Enhancement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

(e)     the Receivables Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorised or within the discretion or rights or powers conferred upon it by this Deed or any Transaction Document;

(f)     the Receivables Trustee shall not be bound to make any investigation into any facts or matters stated (and as such may rely on the same in respect of such facts or matters) in any Offer, the Servicer Daily
        Report, the Servicer Monthly Report, the Servicer Annual Report, the
        monthly payment instructions and notification to the Receivables
        Trustee, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Investor
        Beneficiary which could be adversely affected if the Receivables Trustee does not perform such acts;

(g)     the Receivables Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Receivables Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with all due care by it hereunder; and

(h)     the Receivables Trustee shall not be required to make any initial or periodic examination of any documents or records related to the
        Receivables or the Designated Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Transferor and the Servicer with its representations and warranties or for any other purpose.

7.3     RECEIVABLES TRUSTEE NOT LIABLE FOR VALIDITY OR SUFFICIENCY

Except as set forth in Clause 7.12, the Receivables Trustee makes no representations as to the validity or sufficiency of this Deed or any
Transaction Document or of the beneficial entitlement of the Beneficiaries to
Trust Property (other than the certificate of authentication on the Trust
Certificates) or of any Receivable or related document. The Receivables Trustee shall not be accountable for the use or application by the Transferor
Beneficiary of any of its

                                     - 38 -

beneficial entitlement to Trust Property or of the proceeds of any transfer of its beneficial entitlement, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in or withdrawn from any Trust Account by the Servicer.

7.4     RESIGNATION OR REMOVAL OF THE RECEIVABLES TRUSTEE

(a)     The Receivables Trustee may at any time resign and be discharged from the Receivables Trust hereby created by giving written notice thereof to each of the Beneficiaries. Upon receiving such notice of resignation, the Beneficiaries shall be vested jointly with the power to appoint a successor trustee and shall promptly appoint such successor trustee as detailed in Clause 7.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Receivables Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Receivables Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)     If at any time the Receivables Trustee shall be legally unable to act, or shall be adjudged insolvent, or a receiver of the Receivables Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Receivables Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Beneficiaries may collectively, but shall not be required to, remove the Receivables Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Receivables Trustee so removed and one copy to the successor trustee.

(c)     The Beneficiaries may at any time by unanimous vote resolve to remove the Receivables Trustee as trustee of the Receivables Trust and shall do so by giving written notice thereof to the Receivables Trustee. Upon such notice of removal being given the Beneficiaries shall be vested jointly with the power to appoint a successor trustee and shall promptly appoint such successor trustee as detailed in Clause 7.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the Receivables Trustee being removed and one copy to the successor trustee.

(d)     Any resignation or removal of the Receivables Trustee and appointment of a successor trustee pursuant to any of the provisions of this Clause 7.4 shall not become effective until:

        (i)     acceptance of appointment by the successor trustee as provided in Clause 7.5 hereof and any liability of the Receivables
                Trustee arising hereunder shall survive such appointment of a successor trustee; and

        (ii)    confirmation has been received from each Rating Agency that the appointment of the successor trustee will not result in such
                Rating Agency reducing or withdrawing its then current rating on any outstanding Associated Debt.

7.5     SUCCESSOR RECEIVABLES TRUSTEE

(a)     Any successor trustee appointed as provided in Clause 7.4 hereof shall, unless the Transferor Beneficiary requires otherwise, be a person belonging outside the member states of the European Union for VAT purposes and shall execute, acknowledge and

                                     - 39 -

        deliver to the Transferor Beneficiary and to its predecessor Receivables
        Trustee an instrument accepting such appointment hereunder and transferring the Trust Property to such successor trustee, and thereupon the resignation or removal of the predecessor Receivables Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with the Trust Property and all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Receivables
        Trustee herein. The predecessor Receivables Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Transferor Beneficiary and the predecessor Receivables Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all Trust Property and such rights, powers, duties and obligations.

(b)     Upon acceptance of appointment by a successor trustee as provided in this Clause 7.5, such successor trustee shall mail notice of such succession hereunder to all Beneficiaries.

7.6     APPOINTMENT OF CO-RECEIVABLES TRUSTEE OR SEPARATE RECEIVABLES TRUSTEE

(a)     Notwithstanding any other provisions of this Deed, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the
        Receivables Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons, being a Person resident outside the European Union and belonging outside the European Union for
        VAT purposes, to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Receivables Trust, and to vest in such person or persons, in such capacity and for the benefit of the Beneficiaries, such title to the Receivables Trust or any Trust
        Property or any part thereof, and, subject to the other provisions of this Clause 7.6, such powers, duties, obligations, rights and trusts
        (being in each case all or part of such title, power or other matters as are held by the Receivables Trustee itself) as the Receivables Trustee may consider necessary or desirable. No notice to Beneficiaries of the appointment of any co-trustee or separate trustee shall be required under Clause 7.5 hereof. The Receivables Trustee shall be required to obtain the prior written consent of the Beneficiaries before making any appointment pursuant to this Clause 7.6(a) and no such appointment shall be valid unless such consent has been obtained, PROVIDED HOWEVER that any Beneficiary shall be entitled to withhold its consent only if it is not established to its reasonable satisfaction that (so far as is consistent with the legal requirements referred to in this Clause
        7.6(a)) the relevant co-trustee or co-trustees or separate trustee or separate trustees will belong outside the member states of the European
        Union for VAT purposes or (if the foregoing is not consistent with the said legal requirements) within the member states of the European Union but outside the United Kingdom for the purposes of the VATA.

(b)     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

        (i)     all rights, powers, duties and obligations conferred or imposed upon the Receivables Trustee shall be conferred or imposed upon and exercised or performed by the Receivables Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not

                                     - 40 -

                authorised to act separately without the Receivables Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Receivables Trustee hereunder or as successor to the Servicer hereunder), the Receivables Trustee shall be incompetent or unqualified to perform such act or acts, in which events such rights, powers, duties and obligations
                (including the holding of title to the Receivables Trust or any
                Trust Property or any portion thereof in any such jurisdiction)
                shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Receivables
                Trustee;

        (ii)    no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

        (iii)   the Receivables Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)     Any notice, request or other writing given to the Receivables Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Deed and the conditions of this Clause 7.6. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Receivables Trustee or separately, as may be provided therein, subject to all the provisions of this Deed, specifically including every provision of this Deed relating to the conduct of, affecting the liability of, or affording protection to, the
        Receivables Trustee. Every such instrument shall be filed with the
        Receivables Trustee and a copy thereof given to the Servicer.

(d)     Any separate trustee or co-trustee may at any time constitute the
        Receivables Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Deed or any Transaction Document on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Receivables Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

7.7     TAX RETURNS

In the event that the Receivables Trustee shall be required to file tax returns in respect of the Receivables Trust, the Receivables Trustee, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared any tax returns required to be filed by the Receivables Trust and, to the extent possible, shall file such returns at least five days before such returns are due to be filed. The Receivables Trustee is hereby authorised to sign any such return on behalf of the Receivables Trust. The Receivables
Trustee will instruct the Servicer to prepare or cause to be prepared all tax information required by law to be delivered to Beneficiaries and to deliver such information to the Receivables Trustee at least five Business Days prior to the date it is required by law to be delivered to Beneficiaries. The Receivables
Trustee will instruct the Servicer, upon request, to furnish the Receivables
Trustee with all such information known to the Servicer as may be reasonably required in connection with the

                                     - 41 -

preparation of all tax returns of the Receivables Trust. In no event shall the
Receivables Trustee or the Servicer be contractually liable in respect of any liabilities, costs or expenses of the Receivables Trust, the Investor
Beneficiaries or any other person arising under any Tax law (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

7.8     RECEIVABLES TRUSTEE MAY ENFORCE CLAIMS WITHOUT BENEFICIARIES

To the extent permitted by law, all rights of action and claims under this Deed or any Transaction Document or with respect to any Beneficiary (including any
Enhancement Provider) and any related Supplement may be prosecuted and enforced by the Receivables Trustee without the joining of any Beneficiary (including any
Enhancement Provider) in any proceeding relating thereto, and any such proceeding instituted by the Receivables Trustee shall be brought in its own name as trustee. Any recovery of a judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Receivables Trustee, its agents and legal advisers, constitute Trust
Property and be for the rateable benefit of any Beneficiaries in respect of which such judgment has been obtained.

7.9     SUITS FOR ENFORCEMENT

If a Servicer Default shall occur and be continuing, the Receivables Trustee shall, if it is so directed by Investor Beneficiaries representing in aggregate more than 50% of the Combined Aggregate Investor Interest, subject to the provisions of Clause 7.1, proceed to protect and enforce its rights and the rights of any Investor Beneficiaries under this Deed or any Transaction Document by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Deed or any Transaction Document or in aid of the execution of any power granted in this
Deed or for the enforcement of any other legal, equitable or other remedy as the
Receivables Trustee, being advised by counsel, shall deem most effective to protect and enforce any of the rights of the Receivables Trustee or the Investor
Beneficiary.

7.10    CONSIDERATION OF THE INTERESTS OF THE BENEFICIARIES

(a)     The Receivables Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it under this Deed or other Transaction Documents, except where expressly provided otherwise, have regard to the interests of the Investor Beneficiaries, the
        Transferor Beneficiary and the Enhancement Providers.

(b)     Where an Opinion of Counsel is obtained by the Receivables Trustee to the effect that there is a conflict between the interests of certain
        Beneficiaries and the interests of any of the other Beneficiaries, the
        Receivables Trustee shall, notwithstanding anything to the contrary contained in this Deed or other Transaction Documents, have regard first to the interests of the Investor Beneficiaries, then to the Transferor
        Beneficiary and then to the interests of the Enhancement Providers and, subject to any other claims it may otherwise have against the
        Receivables Trustee including, without limitation, pursuant to Clauses
        7.12 and 7.13, neither the Transferor Beneficiary nor any Enhancement
        Provider shall have a claim against the Receivables Trustee for so doing.

(c)     Notwithstanding (a) and (b) above, where the Receivables Trustee is required under this Deed or other Transaction Documents to have regard to the interests of the Investor Beneficiaries in respect of any relevant Related Debt or Series (whether or not the Related Debt or
        Series in question relates to a single Investor Beneficiary or whether two

                                     - 42 -

        or more issuances of Related Debt or Series relate to different Investor
        Beneficiaries) and where an Opinion of Counsel is obtained by the
        Receivables Trustee to the effect that there is a conflict between the interests of such Investor Beneficiaries in respect of such Related Debt or Series, the Receivables Trustee shall be entitled to act in accordance with directions received from such Investor Beneficiaries pursuant to Clause 7.11 and no Investor Beneficiaries shall have any claim against the Receivables Trustee for so doing.

7.11    RIGHTS OF INVESTOR BENEFICIARIES TO DIRECT THE RECEIVABLES TRUSTEE

Investor Beneficiaries representing in aggregate more than 50% of the Combined
Aggregate Investor Interest (or, with respect to any remedy, trust or power that does not affect all Investor Beneficiaries, 50% or more of the Investor
Interests securing the affected Related Debt and/or Series (or Classes comprised therein if applicable) to which such remedy, trust or power relates) shall have the right to direct (provided however that such right to direct shall not apply in any case to a decision of the Receivables Trustee as to whether to accept an
Offer) the Receivables Trustee in the exercise of any discretion conferred on the Receivables Trustee and also the time, method and place of conducting any proceeding for any remedy available to the Receivables Trustee, PROVIDED,
HOWEVER, that subject to Clause 7.1, the Receivables Trustee shall have the right to decline to follow any such direction if the Receivables Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Receivables Trustee in good faith shall determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Investor Beneficiaries in respect of
Related Debt and/or Series not parties to such direction; and PROVIDED FURTHER that nothing in this Deed shall impair the right of the Receivables Trustee to take any action deemed proper by the Receivables Trustee and which is not inconsistent with such direction of the holder(s) of such Related Debt and/or
Series.

7.12    REPRESENTATIONS AND WARRANTIES OF THE RECEIVABLES TRUSTEE

The Receivables Trustee represents and warrants on the date hereof and on each
Contribution Date that:

(a)     the Receivables Trustee has full power, authority and right to execute, deliver and perform this Deed and each Transaction Document to which it is a party, and has taken all necessary action to authorise the execution, delivery and performance by it of this Deed and each such
        Transaction Document; and

(b)     each of this Deed and each Transaction Document to which it is a party has been duly executed and delivered by the Receivables Trustee.

7.13    COVENANTS BY THE RECEIVABLES TRUSTEE

(a)     Save as provided for or as contemplated in this Deed and the Receivables
        Trust constituted hereby, the Receivables Trustee hereby covenants in favour of the Beneficiaries in its capacity as Receivables Trustee, and also in its capacity as assignee of the Receivables pursuant to any agreement formed upon acceptance of an Offer made under the Receivables
        Securitisation Deed, that it shall not, without the prior written consent of each of the Beneficiaries:

        (i)     carry on any business other than as trustee of the Receivables
                Trust and in respect of that business shall not engage in any activity or do anything whatsoever except:

                                     - 43 -

                (A)     hold, and exercise its rights in respect of, the Trust
                        Property and perform its obligations in respect of the
                        Trust Property;

                (B)     preserve and/or exercise and/or enforce any of its
                        rights and perform and observe its obligations under the
                        Transaction Documents to which it is party;

                (C)     pay dividends or make other distributions to the extent
                        required by applicable law;

                (D)     use, invest or dispose of any of its property or assets
                        in the manner provided in or contemplated by the
                        Transaction Documents to which it is party; and

                (E)     perform any and all acts incidental to or otherwise
                        necessary in connection with (A), (B), (C) or (D) above;

        (ii)    incur any indebtedness whatsoever (other than as expressly contemplated herein or in any Supplement) or give any guarantee or indemnity in respect of any indebtedness;

        (iii)   create any Encumbrance whatsoever over any of its assets, or use, invest, sell or otherwise dispose of any part of its assets
                (including any uncalled capital) or undertaking, present or future, other than as expressly contemplated by this Deed and any Transaction Document to which it is party;

        (iv)    consolidate or merge with any other person or convey or transfer its properties or assets to any person, PROVIDED THAT the
                Receivables Trustee shall in no event (regardless of whether the
                Beneficiaries have consented to the same) consolidate or merge with any other person unless SFAS 140 or any successor standard thereto for US GAAP specifically permits a qualified special purpose entity (as defined in SFAS 140 or any successor standard thereto) to consolidate or merge with another entity;

        (v)     permit the validity or effectiveness of the Receivables Trust to be supplemented, amended, varied, terminated, postponed or discharged (other than as expressly contemplated herein or in any Supplement);

        (vi)    have an interest in any bank account other than a Trust Account and the bank accounts in Jersey referred to in Clause
                7.13(b)(ii);

        (vii)   maintain a branch registration in the United Kingdom;

        (viii)  maintain or carry on any business through any office, establishment, branch or agency in the United Kingdom for United
                Kingdom tax purposes; or

        (ix)    except with the prior written consent of the Beneficiaries, have any employees or premises or have any subsidiary.

(b)     The Receivables Trustee hereby covenants in favour of the Beneficiaries that it shall:

                                     - 44 -

        (i)

                (A)     maintain all necessary licences, authorisations and
                        covenants and do all other such things necessary to
                        ensure its continued corporate existence and carry out
                        its obligations under the Transaction Documents to which
                        it is party;

                (B)     take all necessary steps to maintain its status as an
                        "exempt company" within the meaning of the Income Tax
                        (Jersey) Law 1961, as amended from time to time; and

                (C)     for the purposes of US GAAP, not engage in any
                        activities other than Permitted Activities.

        (ii)    unless agreed otherwise by the Transferor Beneficiary in
                writing, open and maintain a bank account in Jersey in its own name for the purpose of receiving and making payments to be made otherwise than in its capacity as Receivables Trustee (including making payments of Servicing Fee to the Servicer);

        (iii)   ensure that all instructions given by or on behalf of the
                Receivables Trustee for:

                (A)     the transfer of monies into;

                (B)     the allocation (for the purposes of making transfers and
                        distributions referred to in (C) and (D) below) of
                        monies held in;

                (C)     the transfer of monies between; or (as the case may be)

                (D)     the distribution of monies out of,

                the Trust Accounts are initiated in Jersey and that no such transfers, allocations or distributions are made without such instructions first having been initiated in Jersey by or on behalf of the Receivables Trustee with respect to the transfer, allocation or distribution in question;

        (iv)    procure that any agent who executes any contract on behalf of the Receivables Trustee shall be resident outside the United
                Kingdom for United Kingdom tax purposes and will not act through a United Kingdom branch or agency; and

        (v)     take all such action as is necessary to facilitate any sales of
                Defaulted Receivables (always subject to and in accordance with the Call Option Agreement and the terms of this Deed, as
                modified by any Supplement) to the Transferor.

(c)     Save as otherwise provided or as otherwise contemplated in this Deed
        (including the proviso to Clause 7.11) the Receivables Trustee hereby covenants in favour of the Beneficiaries that it will not exercise any discretion (whether to consent or request or otherwise) vested in it pursuant to the terms of this Deed or the Receivables Securitisation
        Deed unless it is so directed in accordance with Clause 7.11.

                                     - 45 -

7.14    SUPPLEMENT TO TRUSTEE ACTS

The rights, powers, duties and obligations conferred or imposed upon the
Receivables Trustee by this Deed shall, unless otherwise specified herein or in any Supplement, be supplemental to any rights, powers, duties and obligations conferred or imposed upon the Receivables Trustee under the law generally and in particular the Trustee Act 1925 and the Trustee Act 2000.

7.15    FEES, COSTS AND EXPENSES OF THE RECEIVABLES TRUSTEE

(a)     As full compensation for any fees, costs and expenses incurred by it in connection with its duties and activities as Receivables Trustee (as provided in Clause 2.1) (including, without limitation, amounts in respect of stamp duty (if applicable) but excluding amounts in respect of Servicing Fee and any tax on profits) the Receivables Trustee shall be entitled to be reimbursed by the Beneficiaries for such fees, costs and expenses with respect to each Monthly Period, as provided in this
        Deed and any Supplement, on the related Transfer Date (each such fee and reimbursement of costs and expenses, a "TRUSTEE PAYMENT AMOUNT" and the aggregate of such fees and reimbursement of such costs and expenses payable on a Transfer Date, together with the amount of any Trustee Fee payable on such date in accordance with Clause 7.16, shall be the
        "AGGREGATE TRUSTEE PAYMENT AMOUNT").

(b)     The share of the Aggregate Trustee Payment Amount allocable to and borne by the Investor Beneficiary in respect of a particular issuance of
        Related Debt or Series with respect to any Monthly Period (the "INVESTOR
        TRUSTEE PAYMENT AMOUNT") will be determined in accordance with the relevant Supplement and paid to the Receivables Trustee by way of additional consideration for the grant to such Investor Beneficiary of its interest in the Receivables Trust.

7.16    TRUSTEE FEE

In further consideration of the undertaking and performance by the Receivables
Trustee of its fiduciary duties pursuant to Clause 2.1 the Beneficiaries shall pay to the Receivables Trustee an annual fee as calculated in accordance with each Supplement (the "TRUSTEE FEE"). The said fee shall be payable in 12 equal instalments on each Transfer Date commencing with the first Transfer Date after the initial Closing Date and, for the purposes of the Transaction Documents, the amount so payable on any Transfer Date shall be included in the Aggregate
Trustee Payment Amount for the Transfer Date in question.

7.17    DISCLOSURE OF INFORMATION

(a)     The Receivables Trustee and, by its execution of this Deed and any
        Supplement, the Investor Beneficiary, agrees not to disclose to any person any information which it receives pursuant to or in connection with any Transaction Document ("RELEVANT INFORMATION") except and only to the extent permitted by applicable law:

        (i)     if required in connection with the performance of its duties under such Transaction Document;

        (ii)    if required in order to exercise or enforce the rights of any
                Beneficiary;

        (iii)   with the consent of the Transferor, in connection with any security interest the Investor Beneficiary has created or is proposing to create over its beneficial

                                     - 46 -

                interest in the Receivables Trust in connection with an issue of
                Associated Debt; or

        (iv)    pursuant to any Requirement of Law.

(b)     The Receivables Trustee and, by its execution of a Supplement, the
        Investor Beneficiary agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of all Relevant Information and, in connection therewith, shall allow the Transferor to inspect its security and confidentiality arrangements from time to time during normal business hours and upon reasonable notice being given.

(c)     If the Receivables Trustee or the Investor Beneficiary is required by any Requirement of Law to disclose any Relevant Information, the
        Receivables Trustee or such Investor Beneficiary shall provide the
        Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement. The Receivables Trustee or relevant Investor Beneficiary shall make reasonable efforts to provide the Transferor with written notice no later than five days prior to any such disclosure unless compliance with this requirement would or might breach any law.

7.18    LIMITATION

It is acknowledged that the Servicer agrees to perform its functions hereunder solely in order to enable the Receivables Trustee to perform its functions pursuant to Clause 2 and, for so long as the Receivables Trust continues, the
Servicer shall not be obliged or entitled to act on behalf of or on the instructions of the Beneficiaries.

8.      TERMINATION OF THE RECEIVABLES TRUST AND PERPETUITY

8.1     TERMINATION OF THE RECEIVABLES TRUST

If the Receivables Trust has not otherwise been dissolved pursuant to Clause 6.3 hereof, and subject to obtaining the written consent of each existing
Beneficiary of the Receivables Trust, on any Business Day on which (i) the
Aggregate Investor Interest in respect of the Investor Beneficiary is reduced to zero, (ii) there are no Finance Charge Collections or other Trust Property allocated to any Beneficiaries other than the Transferor Beneficiary and (iii)
there is no commitment on the part of any Beneficiary to make contributions to meet payments in respect of the assignment of Receivables to the Receivables
Trustee, then the Transferor Beneficiary may by written notice to the
Receivables Trustee direct that the Receivables Trust be dissolved.

8.2     TERMINATION RIGHTS OF BENEFICIARIES

(a)     Following the delivery of a notice of dissolution in the circumstances contemplated in Clause 8.1 and the surrender of all outstanding Trust
        Certificates, the Receivables Trustee shall distribute the Trust
        Property to each Beneficiary according to its beneficial entitlements at that time.

(b)     Following the conveyance of the Trust Property to each Beneficiary or as such Beneficiary may direct pursuant to this Clause 8.2, the Receivables
        Trust shall be dissolved.

                                     - 47 -

8.3     PERPETUITY PERIOD

        The perpetuity period for the purposes of this Deed (which for the avoidance of doubt shall include for this purpose any Supplement) is the period of 80 years from the date hereof.

                                     - 48 -

                                     PART 4
                       APPOINTMENT AND DUTIES OF SERVICER

9.      SERVICER FUNCTIONS

9.1     ACKNOWLEDGEMENT, ACCEPTANCE OF APPOINTMENT AND OTHER MATTERS RELATING TO
        THE SERVICER

(a)     The Receivables Trustee hereby appoints HSBC Bank plc, and HSBC Bank plc agrees to act, as the Servicer for the Receivables Trustee under this
        Deed. Each Beneficiary consents to HSBC Bank plc acting as Servicer. For the avoidance of doubt, it is understood and acknowledged that obligations of the Servicer herein described are obligations undertaken only in favour of the Receivables Trustee.

(b)     The Servicer shall service and administer the Receivables comprised in the Receivables Trust and shall collect payments due in respect of such
        Receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to such
        Receivables and in accordance with the Lending Guidelines and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer shall follow such instructions in regard to the exercise of its power and authority as the Receivables Trustee may from time to time direct, PROVIDED THAT, nothing herein shall be taken to constitute the Servicer as an agent of the Receivables Trustee.

(c)     Without limiting the generality of the foregoing, and subject to Clause
        11.1, the Servicer is hereby obliged, authorised and empowered:

        (i)     to create, credit and debit cardholders accounts as appropriate;

        (ii)    ensure that payments made to the Transferor by or on behalf of cardholders are received into the Card Operating Accounts;

        (iii)   to make withdrawals from the Card Operating Account;

        (iv)    (unless such power and authority is revoked by the Receivables
                Trustee on account of the occurrence of a Servicer Default pursuant to Clause 11.1)to advise the Receivables Trustee to make withdrawals and payments, from the Trust Accounts, in accordance with such advice, as set forth in this Deed and any
                Supplement;

        (v)     (unless such power and authority is revoked by the Receivables
                Trustee on account of the occurrence of a Servicer Default pursuant to Clause 11.1) advise the Receivables Trustee in relation to calculations, allocations, distributions and
                transfers in relation to the Receivables Trust and all functions necessary to enable the Receivables Trustee to exercise its rights and perform its obligations under in relation its
                position as trustee of the Receivables Trust;

        (vi)    (unless such power and authority is revoked by the Receivables
                Trustee on account of the occurrence of a Servicer Default pursuant to Clause 11.1), to advise the Receivables Trustee in writing, as set forth in this Deed;

                                     - 49 -

        (vii)   to execute and deliver, where appropriate, any and all
                instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to delinquent
                Receivables;

        (viii)  to make any filing, reports, notices, applications, registrations with, and to seek any consents or authorisations from any relevant securities or other authority as may be
                necessary or advisable to comply with any securities or
                reporting requirements (whether in relation to the Beneficiaries or the Receivables Trust) and

        (ix)    to assign Defaulted Receivables on behalf of the Receivables
                Trustee to the Transferor upon any exercise of the option
                pursuant to Clause 18 of the Receivables Securitisation Deed.

        The Receivables Trustee agrees that it shall promptly follow the advice of the Servicer to withdraw funds from any Trust Account and to take any action required under any Enhancement at such time as required under this Deed and any Supplement. The Receivables Trustee shall execute at the Servicer's written request such documents prepared by the Transferor and acceptable to the Receivables Trustee as may be reasonably necessary or appropriate to enable the Servicer to carry out its servicing duties hereunder.

(d)     Without prejudice to the provisions of Clause 6.1(d), in the event that the Transferor is unable for any reason duly to assign Receivables arising on Designated Accounts to the Receivables Trustee in accordance with the provisions of the Receivables Securitisation Deed then, in any such event:

        (i)     the Servicer shall advise the Receivables Trustee to apply, after the date of the purported assignment, all Principal
                Collections in respect of Receivables and all amounts which would have constituted Principal Collections which would have been assigned to the Receivables Trustee but for the
                Transferor's inability duly to assign such Receivables, in accordance with the provisions of the Transaction Documents as though such amounts are Principal Collections;

        (ii)    the Servicer shall advise the Receivables Trustee to apply such amounts as Principal Collections on Receivables assigned to the
                Receivables Trustee in accordance with Clause 5; and

        (iii)   for only so long as all Principal Collections and all amounts which would have constituted Principal Collections are applied in accordance with paragraphs (i) and (ii) above, Principal
                Collections and all amounts which would have constituted
                Principal Collections but for the Transferor's inability duly to assign Receivables to the Receivables Trustee that are
                charged-off in accordance with this Deed and the Lending
                Guidelines, shall continue to be applied in accordance with
                Clause 5 and all Principal Receivables which would have been assigned to the Receivables Trustee but for the Transferor's inability duly to assign Receivables to the Receivables Trustee shall be deemed to be Principal

                                     - 50 -

                Receivables for the purpose of calculating the applicable
                Investor Percentage thereunder.

        If the Receivables Trustee is unable pursuant to any Requirement of Law to apply payments on the Designated Accounts as described above in accordance with the advice of the Servicer, the Servicer shall, if such
        Requirement of Law thereafter ceases to prevent such allocation, advise the Receivables Trustee to allocate payments on each Designated Account with respect to the principal balance of such Designated Account first to the oldest principal balance of such Designated Account and to apply such payments as Collections in accordance with Clause 5.

        The parties hereto agree that Finance Charge Receivables (whenever created) accrued in respect of Principal Receivables which have been conveyed to the Receivables Trustee as trustee of the Receivables Trust, or which would have been conveyed to the Receivables Trustee as trustee of the Receivables Trust but for the above described inability duly to assign such Receivables, shall continue to be a part of the Trust
        Property notwithstanding any cessation (as a result of such inability)
        of the assignment of additional Principal Receivables to the Receivables
        Trustee and Collections with respect thereto shall continue to be allocated and paid in accordance with Clause 5.

(e)     The Servicer shall not be obliged to use separate servicing procedures, processing systems, offices, employees or accounts for servicing the
        Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other credit card receivables.

(f)     The Servicer shall maintain insurance coverage against losses through wrongdoing of its directors, officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

(g)     The Servicer shall, so far as it is reasonably practicable, carry out its obligations and duties as Servicer in the United Kingdom.

9.2     SERVICING COMPENSATION

(a)     As full compensation for its servicing duties and activities as provided for in Clause 9.1 and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive from the
        Receivables Trustee (solely to the extent of payments received from the
        Beneficiaries and utilising Trust Property allocated with respect thereto as provided in this Deed and in any Supplement) a Servicing fee
        (the "SERVICING FEE") with respect to each Monthly Period, payable monthly on the related Transfer Date, in an amount equal to one-twelfth of the product of:

        (i)     the weighted average of the Servicing Fee Percentages specified in each Supplement in respect of an Outstanding Issuance, in each case weighted by the proportion that the Investor Interest of the relevant Series or issuance of Related Debt bears to the
                Combined Aggregate Investor Interest as of the last day of the relevant Monthly Period (or, if HSBC Bank plc is Servicer, such other percentage as shall be agreed by the Servicer and the
                Receivables Trustee (with the prior written consent of each of the Beneficiaries) PROVIDED THAT (a) each

                                     - 51 -

                Rating Agency has confirmed in writing that such proposed
                percentage will not result in a downgrade or withdrawal of its then current rating of any outstanding Associated Debt and (b)
                the Beneficiaries have obtained an Opinion of Counsel that such proposed agreement to alter the percentage will not prejudice the Tax treatment of the Receivables Trust or the
                Beneficiaries); and

        (ii)    the average daily aggregate Outstanding Face Amount of Principal
                Receivables comprised in the Trust Property during such Monthly
                Period.

(b)     The portion of the Servicing Fee payable by the Receivables Trustee to the Servicer, with respect to each Monthly Period, in respect of which the Receivables Trustee is to be reimbursed from payments made by the
        Investor Beneficiaries in respect of a particular Series or issuance of
        Related Debt (the "INVESTOR SERVICING FEE AMOUNT" with respect to such
        Series or issuance of Related Debt) will be determined in accordance with the relevant Supplement. The relevant Investor Beneficiaries will pay the Investor Servicing Fee Amount to the Receivables Trustee, in
        respect of such Series or issuance of Related Debt, as part of the consideration for the grant of the relevant Investor Interest.

(c)     The portion of the Servicing Fee with respect to any Monthly Period in respect of which the Receivables Trustee is not to be reimbursed from payments made by the relevant Investor Beneficiaries in respect of each
        Series or issuance of Related Debt pursuant to the related Supplements
        (the "TRANSFEROR SERVICING FEE AMOUNT") shall be paid to the Receivables
        Trustee by the Transferor Beneficiary from the Transferor Finance Charge
        Amount and Transferor Acquired Interchange Amount or other Trust
        Property allocable to the Transferor Beneficiary on the related Transfer
        Date. In no event shall the Receivables Trust, the Receivables Trustee, any Enhancement Provider or the Investor Beneficiaries in respect of any
        Series or issuance of Related Debt be liable to the Servicer for the share of the Servicing Fee with respect to any Monthly Period in respect of which the Receivables Trustee is to be reimbursed from payments to be made by the Transferor Beneficiary from Trust Property allocated to the
        Transferor Beneficiary Provided, HOWEVER, that the amount of Transferor
        Servicing Fee Amount in respect of which the Receivables Trustee is to be reimbursed by the Transferor Beneficiary pursuant to this paragraph
        (c) in any Monthly Period shall not exceed the aggregate amount of the
        Transferor Finance Charge Amount and Transferor Acquired Interchange
        Amount or such other Trust Property for such Monthly Period. The
        Transferor Beneficiary will pay the Transferor Servicing Fee Amount to the Receivables Trustee as part of the consideration for the grant of the Transferor Interest.

(d)     It is a condition of the Receivables Trust (which by the execution of a
        Supplement by a Beneficiary, such Beneficiary consents and confirms)
        that each Beneficiary of the Receivables Trust undertakes to the
        Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will reimburse the Receivables Trustee for the share of the Servicing Fee payable by the Receivables Trustee to the
        Servicer pursuant to Clause 9.2(a) and (b) which is to be met by the
        Receivables Trustee from payments to be made by such Beneficiary to the
        Receivables Trustee as distributed and specified in such Supplement.

                                     - 52 -

9.3     REPRESENTATIONS AND WARRANTIES OF THE SERVICER

HSBC Bank plc as initial Servicer hereby makes and any Successor Servicer by its appointment hereunder shall make (with appropriate modifications to Clause
9.3(a) to reflect the Successor Servicer's organisation), the following representations and warranties on which the Receivables Trustee has relied in appointing HSBC Bank plc as the initial Servicer and, whenever appropriate, any
Successor Servicer, PROVIDED THAT, in the case of any Successor Servicer, all such representations and warranties shall be construed as being given as at the time of its appointment as such Successor Servicer and thereafter at the times specified in this Deed.

(a)     ORGANISATION: It is a limited liability company duly incorporated under the laws of England and Wales with full corporate power, authority and legal right to own its assets and conduct its business as such assets are presently owned and its business as presently conducted and with power to enter into this Deed and the other Transaction Documents to which it is party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution and delivery of each such Transaction Document and its performance of its obligations thereunder has been duly taken or will be taken prior to the execution of such Transaction Document.

(b)     DUE AUTHORISATION: All acts, conditions and things required to be done, fulfilled and performed in order (i) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Transaction Document to which it is party, (ii) to ensure that the obligations expressed to be assumed by it in each such Transaction Document are legal, valid and binding on it and (iii) to make each such Transaction Document admissible in evidence in England have been done, fulfilled and performed or will be done fulfilled and performed prior to the execution of such Transaction Document other than, where applicable, the payment of any stamp duty in the United Kingdom.

(c)     NO VIOLATION: The execution by it of each Transaction Document to which it is party and the exercise of its rights and the performance of its obligations thereunder will not conflict with or violate any Requirement of Law.

(d)     BINDING OBLIGATION: The obligations expressly to be assumed by it in each Transaction Document to which it is party are legal and valid obligations binding on it and enforceable against it in accordance with its terms (or will be so upon execution of each such Transaction
        Document), except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, re-organisation or other similar laws affecting the enforcement of the rights of creditors generally or by regulatory duties and obligations under the Banking Act
        1987 or any successor or replacement legislation, and (b) as such enforceability may be limited by the effect of general equitable principles and other limitations on enforcement in the jurisdiction of the Servicer.

(e)     NO PROCEEDINGS: There are no proceedings or investigations commenced or, to the best of its knowledge pending or threatened against it before any court, regulatory body, arbitral tribunal or public or administrative body or agency (i) asserting the invalidity of any Transaction Document to which it is party; (ii) seeking to prevent the entering into of any of the transactions contemplated by any such Transaction Document; (iii)
        seeking any determination or ruling that, in the reasonable opinion of the Servicer, would

                                     - 53 -

        materially and adversely affect the performance by it of its obligations under any such Transaction Document; or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any such Transaction Document.

(f)     NO CONFLICT: The execution and delivery of each Transaction Document to which it is party and the exercise by the Servicer of its rights and the performance of its obligations thereunder will not conflict with, result in any breach of the material terms and provisions of, or constitute a material default under, any agreement, indenture, contract, mortgage, deed of charge or other instrument to which it is a party or by which it or any of its assets is otherwise bound.

9.4     COVENANTS OF THE SERVICER

The Servicer covenants with the Receivables Trustee that:

(a)     COMPLIANCE WITH REQUIREMENTS OF LAW

        The Servicer shall duly satisfy all obligations on its part to be fulfilled under this Deed or (as the case may be) in connection with each Receivable and each Designated Account, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and each Designated Account and will comply in all material respects with this Deed and all other Requirements of Law in connection with servicing each Receivable and each Designated
        Account, where the failure to comply would have a Material Adverse
        Effect.

(b)     ANNUAL SERVICING REVIEW

        Unless otherwise required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB (the "Regulation AB Assessment Rules"),
        on or before 30 April of each calendar year (beginning with 30 April
        2007) the Servicer shall cause a firm of internationally recognised independent auditors (which may also render other services to the
        Servicer or the Transferor) to furnish an SAS No.70 Report, covering the immediately preceding calendar year, to the Receivables Trustee and the
        Servicer (copied to each Beneficiary and each Rating Agency rating any
        Outstanding Issuance).

        If required to do so by the Regulation AB Assessment Rules the Servicer
        shall service and administer the Receivables in accordance with all applicable requirements of Item 1122(d) of the Securities and Exchange
        Commission's Regulation AB (the "REGULATION AB SERVICING CRITERIA"). The
        Servicer shall deliver to the Receivables Trustee, each Beneficiary and each Rating Agency on or before the 90th day following the end of each fiscal year, beginning with the fiscal year ending December 31, 2006, a report (an "REGULATION AB ASSESSMENT OF COMPLIANCE") reasonably satisfactory to the Transferor Beneficiary and Investor Beneficiaries
        regarding the Servicer's assessment of compliance with the applicable
        Regulation AB Servicing Criteria during the preceding calendar year as required. As of the date hereof, the Regulation AB Assessment Rules require a report by an authorized officer of the Servicer that contains the following:

                (a) A statement by such officer of its responsibility for
                assessing compliance with the Regulation AB Servicing Criteria applicable to the Servicer;

                                     - 54 -

                (b) A statement by such officer that such officer used the
                Regulation AB Servicing Criteria to assess compliance with the
                Regulation AB Servicing Criteria applicable to the Servicer;

                (c) An assessment by such officer of the Servicer's compliance with the applicable Regulation AB Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of non-compliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer that are backed by the same asset type as the Receivables;

                (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Regulation AB
                Assessment of Compliance for the period consisting of the
                preceding calendar year; and

                (e) A statement as to which of the Regulation AB Servicing
                Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer that are backed by the same asset type as the Receivables.

                Such report at a minimum shall address each of the Regulation AB
                Servicing Criteria and shall be in the form of a an Officers
                Certificate by an officer of the Servicer delivered to the
                Receivables Trustee.

(c)     ANNUAL SERVICING REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS; COPIES OF
        REPORTS AVAILABLE; COMPLIANCE REQUIREMENTS.

        (i)     Only if required by the Regulation AB Assessment Rules, or if
                HSBC Bank plc's Moody's long term or short term rating falls below A3 or P-1 respectively, on or before the 90th day
                following the end of each fiscal year, beginning with the fiscal year ending December 31, 2006, the Servicer shall cause a firm of internationally recognized independent public accountants
                (who may also render other services to the Servicer or the
                Transferor) to furnish to the Receivables Trustee, the Servicer, the Transferor, each Beneficiary and each Rating Agency each attestation report on the Assessments of Compliance (each an
                "REGULATION AB ATTESTATION REPORT") with respect to the Servicer or any affiliate thereof during the related fiscal year
                delivered by such accountants pursuant to Rule 13a-18 or Rule
                15d-18 of the Exchange Act and Item 1122 of Regulation AB, which
                Regulation AB Attestation Report(s) must be made in accordance with the standards for attestation reports issued or adopted by the U.S. Public Company Accounting Oversight Board.

        (ii)    A copy of each certificate and report provided pursuant to
                Clauses 9.6, 9.4(b) or 9.4(c) may be obtained by any Noteholder by a request in writing to the Receivables Trustee addressed to the Directors.

                                     - 55 -

        (iii)   The Servicer shall cause each subcontractor determined by the
                Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB to deliver to the
                Trustee an assessment of compliance and accountants'
                attestation.

        (iv)    If the Servicer cannot deliver the related Regulation AB
                Assessment of Compliance or Regulation AB Attestation Report by
                the date required hereunder, the Sponsor, at its sole option, may permit a cure period for the Servicer to deliver such
                Regulation AB Assessment of Compliance or Regulation AB
                Attestation Report, but in no event more than 30 days.

        (v)     Failure of the Servicer to timely comply with Clause 9.6, 9.4(b)
                or 9.4(c) shall be deemed a Servicer Event of Default
                automatically, without notice and without any cure period, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this
                Agreement and in and to the Receivables and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

9.5     REPORTS AND RECORDS FOR THE RECEIVABLES TRUSTEE

(a)     SERVICER DAILY REPORTS:

        On the second Business Day following the relevant Date of Processing, the Servicer shall prepare and make available, with reasonable prior notice, at the office of the Servicer for inspection by the Receivables
        Trustee or its agents during normal business hours, a daily activity record (a "SERVICER DAILY REPORT") setting out:

        (i)     the aggregate amount of Collections representing Trust Property processed by the Servicer on such Date of Processing and with reference to the Designated Accounts (on an aggregate basis):

                (A)     the outstanding balance of the Future Receivables which
                        have arisen and which have automatically been assigned
                        in equity to the Receivables Trustee since the previous
                        Servicer Daily Report and which are Eligible
                        Receivables;

                (B)     the Outstanding Face Amount of the Eligible Receivables
                        Pool and the amount of the Finance Charge Receivables
                        comprised in such Eligible Receivables Pool; and

                (C)     the outstanding balance of Future Receivables which have
                        arisen and which have automatically been assigned in
                        equity to the Receivables Trustee since the previous
                        Servicer Daily Report and which are Ineligible
                        Receivables;

        (ii)    the aggregate amount of Collections representing Trust Property to be transferred (or to be distributed pursuant to Clause
                5.2(a)(ii)) with respect to such Date of Processing on a
                Relevant Date pursuant to Clause 5.2(a)(i) from

                                     - 56 -

                the Card Operating Account to the Trustee Collection Account (to
                be recorded in the Principal Collections Ledger and the Finance
                Charge Collections Ledger);

        (iii)   the aggregate amount of such Collections referred to in
                paragraph (ii) which will be distributed pursuant to Clause
                5.2(b), (A) to the Card Proceeds Account to repay Incorrect
                Payments in respect of Finance Charge Receivables or Principal
                Receivables, (B) to the Card Proceeds Account as Ineligible
                Collections, (C) to the relevant ledger or account as Principal
                Collections distributable in respect of the Investor Beneficiary as specified in the relevant Supplement, (D) to the Card
                Proceeds Account as Transferor Finance Charge Amount, (E) to be
                retained in the Trustee Collection Account as Investor Finance
                Charge Amount, (F) on each Transfer Date, to the Card Proceeds
                Account as Transferor Acquired Interchange Amount and (G) on
                each Transfer Date to the account specified in the relevant
                Supplement as Investor Acquired Interchange Amount;

        (iv)    the aggregate amount to be transferred from the Trustee
                Collection Account to the Trustee Investment Account (being Cash
                Available for Investment and Unavailable Principal Collections)
                with respect to such Date of Processing on a Relevant Date pursuant to Clause 5.2(b)(iii) (and the corresponding adjustment made to the Principal Collections Ledger);

        (v)     the aggregate amount to be transferred from the Trustee
                Investment Account to the Card Proceeds Account with respect to such Relevant Date (1) by way of Consideration for Receivables
                pursuant to Clause 5.2(c)(i), (ii) and (iii) and (2) by way of
                Deferred Consideration "Loss Make-up" pursuant to Clause
                5.2(c)(vi);

        (vi)    the aggregate amount to be transferred from the Trustee
                Investment Account to the Card Proceeds Account with respect to such Relevant Date in respect of Cash Available for Investment required to be applied to the Transferor Interest in the
                Eligible Receivables Pool pursuant to Clause 5.2(c)(iv);

        (vii)   the aggregate amount to be transferred from the Receivables
                Trustee Consideration Account to the Card Proceeds Account with respect to such Relevant Date by way of Deferred Consideration
                (other than Deferred Consideration "Loss Make-Up") pursuant to
                Clause 5.2(c)(vii);

        (viii)  after taking into account (i) to (vii) above, (aa) the aggregate amount of the Eligible Receivables Pool; (bb) the Combined
                Aggregate Investor Interest and each Investor Interest comprised therein; (cc) the Transferor Interest, and (dd) the aggregate amount of the Ineligible Receivables Pool, in each case at the close of business on such Date of Processing; and

        (ix)    on any Proposed Addition Date, inform the Receivables Trustee on such day of the Outstanding Face Amount of Existing Receivables
                which are Eligible Receivables and Ineligible Receivables
                (stating separate Outstanding Face Amounts for each) on the
                Accounts nominated in the relevant Offer as of the opening of business on such Proposed Addition Date.

                                     - 57 -

(b)     SERVICER MONTHLY REPORT

        Unless otherwise stated in the related Supplement with respect to any
        Series or issuance of Related Debt, on or before each Transfer Date the
        Servicer shall forward to the Receivables Trustee (copied to any
        Enhancement Provider, the Investor Beneficiary and each Rating Agency), a report (the "SERVICER MONTHLY REPORT") of an Authorised Officer
        setting out with respect to the preceding Monthly Period (inter alia):

        (i)     the aggregate amount of Collections representing Trust Property processed;

        (ii)    the aggregate amount of the applicable Investor Percentage of
                Principal Collections processed by the Servicer with respect to each Outstanding Issuance for the Investor Beneficiary;

        (iii)   the aggregate amount of the applicable Investor Percentage of
                Collections of Finance Charge Collections processed by the
                Servicer with respect to each Outstanding Issuance for the
                Investor Beneficiary;

        (iv)    the aggregate amount of Eligible Principal Receivables and
                Finance Charge Receivables processed as of the end of the last day of the preceding Monthly Period;

        (v)     the balance on deposit in each of the Trust Accounts, on the last day of such Monthly Period, with respect to Collections representing Trust Property processed by the Servicer;

        (vi)    the aggregate amount, if any, of withdrawals, drawings or
                payments under any Enhancement, if any, for each Series or issuance of Related Debt required to be made in the manner provided in the related Supplement;

        (vii)   the sum of all amounts allocated to the Investor Beneficiaries of each issuance of Related Debt and/or Series (or for a Series with more than one Class of Investor Beneficiaries, each such
                Class) on such Transfer Date to be utilised to meet their
                obligations to pay principal and interest with regard to Related
                Debt on the immediately succeeding Distribution Date or on a later Distribution Date (as specified in a related Supplement);

        (viii)  the sum of all amounts paid and payable to the Transferor
                Beneficiary;

        (ix)    the sum of all amounts payable to the Servicer by way of
                Servicing Fee;

        (x)     the sum of all amounts paid or payable in respect of Deferred
                Consideration; and

        (xi)    such other matters are set out in Exhibit A.

        The Servicer Monthly Report shall be substantially in the form of
        Exhibit A to this Deed, with such changes as the Servicer may reasonably determine to be necessary or desirable, PROVIDED, HOWEVER, that no such changes shall serve to exclude information required by the Deed or any
        Supplement.

                                     - 58 -

9.6     SERVICER ANNUAL REPORT

On or before the 90th day following the end of each fiscal year, The Servicer shall deliver to the Receivables Trustee, each Beneficiary, the Transferor and each Rating Agency, beginning with the fiscal year ending December 31, 2006, unless otherwise required by the Regulation AB Assessment Rules, an Officer's
Certificate of the Servicer in the form of Schedule 5 (with appropriate insertions) to the effect that

        (a) a review of the activities of the Servicer during such fiscal year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and

        (b) to the best of such officer's knowledge, based on such review, the
        Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such fiscal year or, if there has been a failure to fulfil any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof; or

If required by the Regulation AB Assessment Rules, the Servicer shall instead provide the statement of compliance required under Item 1123 of Regulation AB with respect to such fiscal year, which statement will be in the form of an
Officer's Certificate of the Servicer (with appropriate insertions).

A copy of such certificate may be obtained by each Beneficiary by request in writing to the Receivables Trustee pursuant to Clause 12.5.

9.7     DESIGNATED ACCOUNT FILE

(a)     The Servicer shall maintain, at its own expense, to be updated from time to time, and in any event, forthwith upon receiving instruction from the
        Receivables Trustee to do so, the Designated Account File, containing a true and complete list of all Designated Accounts with the designation
        "001", each identified by specific number identifying such Account and setting forth the balance of Receivables in such Account. The Servicer shall identify Accounts in the Designated Account File with the designation "001". For the avoidance of doubt, the parties acknowledge that the Designated Account File maintained by the Servicer shall not be conclusively determinative of what property has been assigned to the
        Receivables Trustee pursuant to any Offer that may have been accepted.

(b)     The Servicer agrees to deliver to the Receivables Trustee, on or before the tenth Business Day (or within such period as may otherwise be agreed) after any request by it, a computer file containing a true and complete list of all Designated Accounts which are each identified by a specific number, PROVIDED HOWEVER, that the Receivables Trustee may not request such list or information more than once during any calendar year unless an Insolvency Event or Notification Event has occurred and is subsisting, in which case such request may be made at any time with reasonable frequency. For the avoidance of doubt, the parties acknowledge that any such list of Designated Account shall not be conclusively determinative of what property has been assigned to the
        Receivables Trustee pursuant to any Offer that may have been accepted.

                                     - 59 -

9.8     REDESIGNATED ACCOUNT RECORDS

The Servicer shall be obliged to maintain records identifying each Redesignated
Account as an Account in respect of which the Receivables have been assigned, until the earlier of:

(a)     such time as Collections (in an amount equal to the aggregate of the
        Outstanding Face Amount of each Principal Receivable and the outstanding balance of each Finance Charge Receivable) have been received by the
        Receivables Trustee in respect of the Receivables which have been assigned to the Receivables Trustee in respect of that Account other than Receivables which have been charged-off as uncollectible in accordance with the Lending Guidelines on the Designated Account File;
        or

(b)     such time as all Receivables outstanding on such Account which constitute Trust Property have been reassigned to the Transferor in the circumstances set out in Clause 11.3 of the Receivables Securitisation
        Deed and in the Call Option Agreement.

9.9     REMOVAL OF DESIGNATION

At such time as the Servicer ceases to be obliged to maintain records in respect of any Redesignated Account in the circumstances set out in Clause 9.8, the
Servicer may at any time thereafter, and in its absolute discretion, remove the designation "001" in the Designated Account File from such Account with effect from such date as the Servicer shall specify in that notice and such Account shall thereafter constitute a "REMOVED ACCOUNT" and shall no longer be designated "001" in the Designated Account File PROVIDED, HOWEVER, that in respect of a Zero Balance Account, the Servicer shall have removed such designation on the Redesignation Date and such Zero Balance Account shall thereafter also constitute a Removed Account. In addition, where the Transferor requests, pursuant to Clause 7.6 of the Receivables Securitisation Deed, that any Designated Account or Redesignated Account be designated by the Servicer to become a Removed Account, the Servicer shall thereafter remove the designation
"001" in the Designated Account File from such Account with effect from the date notified to the Servicer by the Transferor and such Account shall thereafter constitute a "REMOVED ACCOUNT" and shall no longer be designated "001" in the
Designated Account File.

9.10    NOTICES TO HSBC BANK PLC

In the event that HSBC Bank plc is no longer acting as Servicer, the Receivables
Trustee hereby authorises and instructs any Successor Servicer appointed pursuant to Clause 11.3 to deliver or make available to the Transferor each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Clauses 9.5 and 9.6 and to deliver or make available to the Transferor each updated computer list pursuant to Clauses 9.7 to 9.9.

10.     OTHER MATTERS RELATING TO THE SERVICER

10.1    LIABILITY OF THE SERVICER

The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

10.2    MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE
        SERVICER

The Servicer shall not consolidate with or merge into any other company or
Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

(a)     If the Servicer is not the surviving entity, the entity formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the

                                     - 60 -

        properties and assets of the Servicer substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed by such entity and delivered to the Receivables Trustee in a form satisfactory to the Receivables Trustee, the performance of the obligations of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, mutatis mutandis, to such successor entity);

(b)     the Servicer (or the surviving entity if it is not the Servicer) shall have delivered to the Receivables Trustee:

        (i)     a certificate of an authorised officer that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Clause 10.2 and that all documentation referred to in (a) above and any conditions precedent specified in such documentation relating to such transaction have been complied with; and

        (ii)    an Opinion of Counsel that such supplemental agreement is legal, valid, binding and enforceable with respect to the successor entity and (if applicable) the Servicer, and

        the Servicer shall have delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer.

10.3    LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS

(a)     The directors, officers, employees or agents of the Servicer shall not be under any liability to the Receivables Trust, the Receivables
        Trustee, the Investor Beneficiaries, any Enhancement Provider or any
        other person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Deed and any Supplement PROVIDED, HOWEVER, that this provision shall not protect the directors, officers, employees and agents of the Servicer against any liability which would otherwise be imposed by reason of wilful default, bad faith or negligence in the performance of duties hereunder or under any Supplement.

(b)     Except as provided in Clause 10.4 with respect to the Receivables Trust and the Receivables Trustee and its agents, the Servicer shall not be under any liability to the Receivables Trust, the Receivables Trustee and its agents, the Investor Beneficiaries, any Enhancement Provider or
        any other person for any action in its capacity as Servicer pursuant to this Deed or any Supplement, PROVIDED, HOWEVER, that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of wilful default, bad faith or negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any
        Supplement.

(c)     The Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising hereunder.

                                     - 61 -

(d)     The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties pursuant to this Deed which in its reasonable opinion may involve it in any expense or liability.

10.4    SERVICER INDEMNIFICATION OF THE RECEIVABLES TRUST AND THE RECEIVABLES
        TRUSTEE

The Servicer shall indemnify and hold harmless the property subject to the Receivables Trust, the Receivables Trustee and its agents, for and against:

(a)     any amount of reasonable loss, liability, expense or damage suffered or sustained by reason of any fraud, wilful misconduct, bad faith, or negligent acts or omissions of the Servicer, in its capacity as
        Servicer, with respect the activities it carries out pursuant to this
        Deed or any Supplement; and

(b)     the amount of any judgment, award, settlement, reasonable legal fees and other costs or expenses properly incurred by the Receivables Trustee or its agents in connection with the defence of any actual or threatened action, proceeding or claim against it in respect of any acts or omissions of the Servicer referred to in (a) above,

PROVIDED, HOWEVER, that the Servicer shall not:

        (i)     indemnify the Receivables Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, bad faith, negligence, or wilful misconduct by the Receivables
                Trustee or its agents;

        (ii)    indemnify the Receivables Trust or the Investor Beneficiary for
                any liabilities, costs or expenses of the Receivables Trust with respect to any action taken by the Receivables Trustee at the request of the Investor Beneficiary in respect of any issuance of Related Debt and/or Series, otherwise than as a consequence of a breach by the Servicer of its obligations under this Deed;

        (iii)   indemnify the Receivables Trust, the Receivables Trustee or the
                Investor Beneficiary for any losses, claims or damages incurred by any of them in respect of the assets of the Receivables Trust including, without limitation, losses incurred as a result of
                Receivables in Defaulted Accounts; and

        (iv)    indemnify the Receivables Trust, the Receivables Trustee or the
                Investor Beneficiary for any liabilities, costs or expenses of the Receivables Trust, the Receivables Trustee or the Investor
                Beneficiaries arising under any Tax law (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Receivables Trust, the Receivables Trustee or the Investor Beneficiaries in
                connection herewith to any taxing authority.

Any such indemnification shall be payable by the Servicer itself and not be payable from the Trust Property of the Receivables Trust. The provision of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

10.5    SERVICER NOT TO RESIGN

The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under any Requirement of Law and (ii) there is no action which the Servicer could reasonably take to

                                     - 62 -

make the performance of its duties hereunder permissible under any Requirement of Law. Any such determination permitting the resignation of the Servicer shall be evidenced as to sub-paragraph (i) above by an Opinion of Counsel and as to sub-paragraph (ii) by an Officer's Certificate, each to such effect delivered to the Receivables Trustee which the Receivables Trustee agrees to hold for the
Investor Beneficiaries and any Enhancement Provider. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Clause 11.3 hereof.

10.6    DELEGATION OF DUTIES

In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any person who agrees to conduct such duties, if applicable in accordance with the Lending Guidelines. Any such delegations shall not relieve the Servicer of its liabilities and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Clause 10.5 hereof. If any material delegation is to a party other than HSBC Bank plc or any affiliate thereof notification thereof shall be given to each Rating Agency.

10.7    ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE
        RECEIVABLES

(a)     The Servicer shall, subject always to Clause 10.9, provide to the
        Receivables Trustee and the Investor Beneficiary access to documentation in respect of the Designated Accounts and the Receivables in such cases where the Receivables Trustee or such Investor Beneficiary is permitted by any Transaction Document or otherwise by law to review such documentation.

(b)     Such access shall be afforded by the Servicer without any charge (apart from the Servicing Fee provided for in Clause 9.2) but only:

        (i)     upon reasonable request;

        (ii)    during normal business hours;

        (iii)   subject to the Servicer's normal security and confidentiality procedures; and

        (iv)    at offices in the United Kingdom designated by the Servicer.

(c)     On or before the twentieth Business Day (or within such period as may otherwise be agreed between the Servicer and the Receivables Trustee)
        following a request in writing from the Receivables Trustee to the
        Servicer, the Servicer agrees to deliver (to the extent permitted by applicable law and subject always to Clause 10.9) a computer file
        (maintained by the Servicer pursuant to Clause 9.7) containing a true and complete list of all Designated Accounts each identified by a specific number identifying such Designated Account PROVIDED HOWEVER, that the Receivables Trustee may not request such list or information more than once during any calendar year unless an Insolvency Event has occurred and is subsisting, in which case such request may be made at any time with reasonable frequency.

(d)     To the extent permitted by applicable law, the Transferor shall co-operate fully with the Servicer in connection with, and provide all information reasonably required to satisfy, the obligations of the
        Servicer as set out in this Deed.

                                     - 63 -

(e)     Nothing in this Clause 10.7 shall derogate from the obligation of the
        Transferor Beneficiary, the Beneficiaries or the Servicer to observe any
        Requirement of Law prohibiting disclosure of information regarding the
        Obligors and the failure of the Servicer to provide access as provided in this Clause 10.7 as a result of such obligations shall not constitute a breach of this Clause 10.7.

10.8    EXAMINATION OF RECORDS

(a)     The Servicer shall identify in its systems (where possible) those
        Receivables created in connection with the Designated Accounts which have been assigned to or are held on trust for the Receivables Trustee.

(b)     The Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer or other records (including the Designated Account File) to determine that such receivable is not a Receivable assigned, or purported to be assigned to or held on trust for the Receivables Trustee.

(c)     The Servicer shall not sell or transfer to third parties any Receivable assigned or purported to be assigned to the Receivables Trustee except in accordance with Clause 8 of this Deed.

10.9    DATA PROTECTION

(a)     Terms defined in the Data Protection Act 1998 (the "DPA") shall have the same meanings when used in this Clause 10.9.

(b)     Except to the extent that they have complied in all material respects with applicable law (including, without limitation, the DPA) permitting them to do so:

        (i)     the Receivables Trustee and the Investor Beneficiaries shall not have actual access to, or a right to require access to, either directly or indirectly, any personal data processed by the
                Servicer (or any Successor Servicer); and

        (ii)    the Receivables Trustee and the Investor Beneficiaries shall not instruct the Servicer (or any Successor Servicer) to process personal data on their behalf and shall not determine the
                purposes and manner of processing of personal data in connection with Designated Accounts and Receivables, other than as
                permitted by this Deed or any Supplement.

                                     - 64 -

11.     SERVICER DEFAULTS

11.1    SERVICER DEFAULTS

If any one of the following events (a "SERVICER DEFAULT") shall occur and be continuing:

(a)     any failure by the Servicer to give advice or notice to the receivables trustee pursuant to an agreed schedule of collections and distributions or to advise the receivables trustee to make any required drawing, withdrawal or payment pursuant to this Deed or any other Transaction
        Document; these events will be considered failures if they do not happen within 5 Business Days after the date that they were supposed to happen under the terms of this Deed or any other Transaction Document;

(b)     failure on the part of the Servicer duly to observe or perform in any respect any other covenants or agreements of the Servicer set forth in this Deed or any Transaction Document which has a Material Adverse
        Effect on the interests of the Investor Beneficiaries of any Outstanding
        Issuance and which failure, if capable of remedy, continues unremedied for a period of 60 days (except in relation to a failure of the Servicer to give advice or notice to the Receivables Trustee pursuant to an agreed schedule of collections and allocations or to advise the
        Receivables Trustee to make any required drawing, withdrawal or payment pursuant to the Transaction Documents which shall be 5 Business Days) or more after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the
        Receivables Trustee, or to the Servicer and the Receivables Trustee by
        the Investor Beneficiary or Investor Beneficiaries holding 50 per cent.
        or more of the Investor Interests in respect of any Outstanding Issuance adversely affected thereby and continues to have a Material Adverse
        Effect on the interests of such Investor Beneficiary in respect of such
        Outstanding Issuance for such period;

(c)     delegation by the Servicer of its duties under this Deed to any other entity, except as permitted by Clause 10.6;

(d)     any relevant representation, warranty or certification made by the
        Servicer in this Deed or in any certificate delivered pursuant hereto proves to have been incorrect when made, which has a Material Adverse
        Effect on the interests of the Investor Beneficiaries in respect of any
        Outstanding Issuance and continues to be incorrect in any material respect for a period of 60 days or more after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Receivables Trustee or to the Servicer
        and the Receivables Trustee by the Investor Beneficiary or Investor
        Beneficiaries holding 50 per cent. or more of the Aggregate Investor
        Interest in respect of any Outstanding Issuance adversely affected thereby and continues to have a Material Adverse Effect on the interests of the Investor Beneficiary in respect of any Outstanding Issuance affected for such period;

(e)     the Servicer shall consent to or take any corporate action relating to the appointment of a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets or proceedings are initiated against the Transferor under any applicable liquidation, insolvency, composition, re-organisation or similar laws for its winding-up, dissolution, administration or re-organisation (except for a solvent re-organisation) and such proceedings are not

                                     - 65 -

        discharged within 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets is legally and validly appointed and such appointment is not discharged within 14 days;
        or

(f)     a director of the Servicer shall admit in writing that the Servicer is unable to pay its debts as they fall due within the meaning of Section
        123(1) of the Insolvency Act 1986 or the Servicer makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payment of its obligations with a view to the general readjustment or rescheduling of its indebtedness,

(g)     if the Regulation AB Assessment Rules apply, any default set out in clause 9.4(c)(v).

then so long as such Servicer Default shall not have been remedied, either the
Receivables Trustee, if directed by the Investor Beneficiaries, or Investor
Beneficiaries representing in aggregate more than 66 2/3% of the Combined
Aggregate Investor Interest, in each case by notice then given in writing to the
Servicer (a "SERVICER TERMINATION NOTICE"), may terminate all of the rights and obligations of the Servicer as Servicer under this Deed.

Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of 10 London Business Days or under paragraphs (b), (c) or (d) for a period of 60 London Business Days (in addition to any period provided in (a) to (d) above) shall not constitute a Servicer
Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power cuts or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Deed and any Transaction Document and the Servicer shall provide the Receivables Trustee with an Officer's Certificate (copied to any
Enhancement Provider, the Transferor and the Investor Beneficiary) giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

11.2    EFFECT OF SERVICER TERMINATION NOTICE

(a)     After receipt by the Servicer of a Servicer Termination Notice pursuant to Clause 11.1, and on the date that a Successor Servicer shall have been appointed by the Receivables Trustee pursuant to Clause 11.3, all authority and power of the Servicer under this Deed shall pass to and be vested in a Successor Servicer and, without limitation but subject to
        Clause 10.9, the Receivables Trustee is hereby appointed, authorised and empowered (upon the failure of the Servicer to co-operate in a timely manner) in order to secure the performance of the Servicer in so doing to execute and deliver, on behalf of the Servicer, as its attorney, all documents, records and other instruments upon the failure of the
        Servicer to execute or deliver such documents, records or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of such Servicer's rights and obligations;

(b)     The Servicer agrees to use all reasonable efforts and co-operate with the Receivables Trustee and such Successor Servicer in effecting the termination of the responsibilities

                                     - 66 -

        and rights of the Servicer to conduct Servicing hereunder including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to carry out Servicing functions in relation to the Receivables as provided for under this Deed.

(c)     The Servicer shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor
        Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the
        Successor Servicer to carry out Servicing in relation to the Receivables in the manner and at such times as the Successor Servicer shall reasonably request.

(d)     To the extent that compliance with this Clause 11.2 shall require the
        Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor
        Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall reasonably deem necessary to protect its interests and the Servicer shall not be obliged to disclose any such confidential information until such licensing and confidentiality agreements have been entered into.

(e)     The Servicer shall, on the date of any transfer of its Servicing functions under this Deed, transfer all of its rights and obligations under any Enhancement with respect to any Beneficiaries to the Successor
        Servicer.

(f)     Upon the termination of the appointment of the Servicer pursuant to this
        Clause 11.2, any amounts in respect of Collections of Receivables constituting Trust Property and any other Trust Property in the possession of the Servicer (or coming into the possession of the
        Servicer at any time thereafter) shall be held on trust by the Servicer for and to the order of the Receivables Trustee.

11.3    RECEIVABLES TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR

(a)     On and after the receipt by the Servicer of a Servicer Termination
        Notice pursuant to Clause 11.1, the Servicer shall continue to perform its Servicing functions under this Deed until the date specified in the
        Servicer Termination Notice or otherwise specified by the Receivables
        Trustee in writing or, if no such date is specified in such Servicer
        Termination Notice, or otherwise specified by the Receivables Trustee, until a date mutually agreed upon by the Servicer and Receivables
        Trustee. The Receivables Trustee shall notify each Rating Agency of such removal of the Servicer.

(b)     The Receivables Trustee shall, within 30 days of giving of a Servicer
        Termination Notice or the receipt of the Servicer's resignation pursuant to Clause 10.4, appoint, on terms substantially the same as this Deed, a successor Servicer (the "SUCCESSOR SERVICER") which shall at the time of its appointment as Successor Servicer be an Eligible Servicer, and such
        Successor Servicer shall accept its appointment by a written assumption.
        The Receivables Trustee shall inform each Rating Agency of the appointment of such Successor Servicer.

(c)     Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to Servicing functions under this Deed and each Supplement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on

                                     - 67 -

        the Servicer by the terms and provisions hereof, and all references in this Deed and each Supplement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each agreement relating to Enhancement.

(d)     In connection with such appointment and assumption, the Receivables
        Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of
        Collections, as it and such Successor Servicer shall agree Provided,
        HOWEVER, that no such compensation shall be in excess of the Servicing
        Fee permitted to the Servicer pursuant to Clause 9.2 without the prior written consent of each Beneficiary and confirmation from the Rating
        Agencies that such excess fee will not lead to a reduction or downgrading of the rating of any outstanding Related Debt or Associated
        Debt.

(e)     All authority and power granted to the Successor Servicer under this
        Deed and each Supplement shall automatically cease and terminate upon dissolution of the Receivables Trust pursuant to Clause 6.3 or Clause
        8.1 and shall pass to and be vested in HSBC Bank plc and, without limitation, HSBC Bank plc is hereby appointed, authorised and empowered to execute and deliver, on behalf of the Successor Servicer, as its attorney, in order to secure the performance of the Successor Servicer of the matters, referred to in the next paragraph, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of rights in relation to the Servicer.

(f)     The Successor Servicer agrees to co-operate with HSBC Bank plc in effecting the termination of the responsibilities and rights of the
        Successor Servicer under this Clause 11.3(e) to carry out Servicing functions in relation to the Receivables constituting Trust Property.
        The Successor Servicer shall transfer its electronic records relating to the Receivables constituting Trust Property to HSBC Bank plc in such electronic form as HSBC Bank plc may reasonably request and shall transfer all other records, correspondence and documents to HSBC Bank plc in the manner and at such times as HSBC Bank plc shall reasonably request. To the extent that compliance with this Clause 11.3 shall require the Successor Servicer to disclose to HSBC Bank plc information of any kind which the Successor Servicer deems to be confidential, HSBC
        Bank plc shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall reasonably deem necessary to protect its interest.

11.4    NOTIFICATION OF SERVICER DEFAULT

Within two Business Days after the Servicer becomes aware of any Servicer
Default, the Servicer shall give prompt written notice thereof to the
Receivables Trustee, the Security Trustee, the Beneficiaries and each Rating
Agency. Upon any termination or appointment of a Successor Servicer pursuant to this Clause 11 the Receivables Trustee shall give prompt written notice thereof to the Investor Beneficiary and each Rating Agency at their respective addresses appearing in the Trust Register.

11.5    WAIVER OF PAST DEFAULTS

The Beneficiaries representing in aggregate not less than 66 per cent. of the
Aggregate Investor Interest of each Outstanding Issuance adversely affected by any default by the Servicer or the

                                     - 68 -

Transferor may, with the prior written consent of all the other Beneficiaries, instruct the Receivables Trustee to waive in writing any default by the Servicer or the Transferor in the performance of its obligations hereunder or in any
Transaction Document and its consequences, except a default which results directly in a failure by the Receivables Trustee to make any required deposits or distributions of Finance Charge Collections or Principal Collections relating to the relevant issuance of Related Debt and/or Series adversely affected pursuant to Clause 5 and any Supplement. Upon any such waiver of a past default, such default shall be deemed not to have occurred. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Each Rating Agency shall be informed upon any such waiver.

                                     - 69 -

                                     PART 5
                                  MISCELLANEOUS

12.     MISCELLANEOUS PROVISIONS

12.1    ACKNOWLEDGEMENT REGARDING PAYMENTS

(a)     Each of the Receivables Trustee, the Transferor and the Transferor
        Beneficiary acknowledges and confirms that HSBC Bank plc shall apply any amounts due from the Receivables Trustee to it as (i) Transferor of the
        Receivables or (ii) Transferor Beneficiary of the Receivables Trust, in
        or towards satisfaction by way of set-off of any amounts then due to the
        Receivables Trustee from it as (i) Transferor of the Receivables or (ii)
        Transferor Beneficiary of the Receivables Trust, in those respective capacities.

(b)     HSBC Bank plc acknowledges and confirms to the Receivables Trustee that it will not take any action which would interfere in any way with the rights of the Beneficiaries described in Clause 3.

(c)     For the avoidance of doubt, as a consequence of the foregoing it is acknowledged and confirmed that, except in relation to payments of
        Acceptance Price, as between HSBC Bank plc as the Transferor and the
        Transferor Beneficiary and the Receivables Trustee only net payments will be made to the relevant parties. Payments made by the Receivables
        Trustee of Acceptance Price shall not be the subject of any set-off, netting or similar arrangement.

12.2    AMENDMENT

(a)     This Deed, the Master Definitions Schedule and any Supplement, may be
        amended in writing from time to time by the Servicer, the Transferor
        Beneficiary and the Investor Beneficiaries, PROVIDED THAT any such amendment under this Clause 12.2(a) shall not effect a significant change in the Permitted Activities of the Receivables Trustee unless the consent of Investor Beneficiaries representing in aggregate not less than 50% of the aggregate of the Investor Interests of all Outstanding
        Issuance materially affected by such change and the Security Trustee is first obtained.

(b)     Any Supplement executed and delivered pursuant to Clause 4.6, shall not be considered an amendment to this Deed for the purpose of this Clause
        12.2.

12.3    PROTECTION OF RIGHT, TITLE AND INTEREST TO TRUST PROPERTY

(a)     The Servicer shall cause this Deed, all amendments hereto and/or the
        Receivables Securitisation Deed and any other necessary documents relating to the right, title and interest to the Trust Property of the
        Receivables Trustee (or subject to the beneficial ownership of the
        Beneficiaries) to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Beneficiaries or the Receivables
        Trustee, as the case may be, to all property comprising the Trust
        Property.

(b)     The Servicer shall deliver to the Receivables Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed in accordance with Clause 12.3(a), as soon as available following such recording, registration or filing.

                                     - 70 -

(c)     The Transferor shall co-operate fully with the Servicer in connection with, and shall execute any and all documents reasonably required to satisfy, the obligations set out in Paragraphs (a) and (b).

(d)     The Servicer will give the Receivables Trustee prompt written notice of any relocation of any office from which it services Receivables assigned or purported to be assigned to or held on trust for the Receivables
        Trustee or keeps records concerning such Receivables or of its principal executive office.

12.4    GOVERNING LAW AND JURISDICTION

(a)     GOVERNING LAW

        This Deed (and the Receivables Trust constituted hereby) shall be governed by, and construed in accordance with the laws of England without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder (including the immunities and standard of care of the Receivables Trustee in the administration of the Receivables Trust hereunder) shall be determined in accordance with such laws.

(b)     JURISDICTION

        (i)     Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have
                non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed, and for such purposes, irrevocably submit to the non-exclusive jurisdiction of such courts. Each of the parties hereto also agrees for the benefit of each other party that any proceedings against any party to this Deed arising out of or based upon this Deed may be instituted in a court of Jersey, Channel Islands.

        (ii)    Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 12.3(b)(i) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

        (iii)   Each party hereto (if it is not incorporated in England)
                irrevocably appoints the person specified against its name on the execution pages hereof (or, in the case of a successor
                Receivables Trustee or a Successor Servicer the document
                appointing such successor Receivables Trustee or such Successor
                Servicer, as the case may be,) to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Deed maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in
                England as that party may notify to the other parties hereto).

                                     - 71 -

12.5    NOTICES

(a)     Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by fax or letter.

(b)     Any communication, notice or document to be made or delivered by any one person to another pursuant to this Deed shall (unless that other person has by fifteen days' prior written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by fax) or
        (in the case of any communications made by letter) when left at that address or (as the case may be) ten days after being deposited in the post, postage prepaid, in an envelope addressed to it at that address
        PROVIDED, HOWEVER, that each fax communication made by one party to another shall be made to that other person at the fax number notified to such party by that other person from time to time;

        (i)     in the case of the Transferor Beneficiary and the Transferor, to
                HSBC Bank plc, 8 Canada Square, London E14 5HQ, fax number: 020
                7991 4663 attention: HSBC Cards Services;

        (ii)    in the case of the Servicer, to HSBC Bank plc, 8 Canada Square,
                London E14 5HQ, fax number: 020 7991 4663 attention: HSBC Cards
                Services;

        (iii)   in the case of the Receivables Trustee to 26 New Street, St.
                Helier, Jersey, JE2 3RA Channel Islands, fax number: +44 (0)1534
                814 815, attention: Directors;

        (iv)    in the case of an Investor Beneficiary in respect of any
                issuance of Related Debt and/or Series, the address specified in the Supplement relating to such Series;

        (v)     in the case of the Dormant Investor Beneficiary 26 New Street,
                St. Helier, Jersey, JE2 3RA Channel Islands, fax number: +44
                (0)1534 814 815, attention: Directors;

        (vi)    in the case of the Enhancement Provider in respect of any
                issuance of Related Debt and/or Series, the address, if any, specified in the Supplement relating to such issuance of Related
                Debt and/or Series; and

        (vii)   in the case of the Rating Agency for Associated Debt in respect of a particular Investor Beneficiary, the address, if any, specified in the Supplement relating to such Investor
                Beneficiary.

12.6    SEVERABILITY OF PROVISIONS

If any one or more of the covenants, agreements, provisions or terms of this
Deed shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Deed and shall in no way affect the validity or enforceability of the other provisions of this Deed or of the rights of the Beneficiaries of the Receivables Trust.

                                     - 72 -

12.7    ASSIGNMENT

Notwithstanding anything to the contrary contained herein, except as provided in
Clause 10.2, the rights and benefits of the Servicer under this Deed may not be assigned by the Servicer without the prior consent of the Receivables Trustee.
The Receivables Trustee shall give such consent if required to do so by the
Investor Beneficiaries representing in aggregate 66 2/3% of the Combined
Aggregate Investor Interest.

12.8    FURTHER ASSURANCES

Subject as provided in any Transaction Document, each of the Transferor, the
Transferor Beneficiary and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Receivables Trustee more fully to effect the purposes of this Deed.

12.9    NO WAIVER; CUMULATIVE REMEDIES

No failure to exercise and no delay in exercising, on the part of the
Receivables Trustee, any Enhancement Provider or the Investor Beneficiaries, any
right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

12.10   COUNTERPARTS

This Deed may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

12.11   THIRD PARTY BENEFICIARIES

(a)     This Deed will inure to the benefit of and be binding upon the parties hereto and, to the extent provided in the related Supplement, any
        Enhancement Provider named therein and their respective successors and permitted assigns as Beneficiaries of the Receivables Trust.

(b)     Except as provided in this Clause 12.11 and Clause 9.1, no other person will have any right or obligation hereunder except for any Security
        Trustee in respect of the assignment by the Investor Beneficiary of its rights hereunder.

12.12   ACTIONS BY BENEFICIARIES

Any request, demand, authorisation, direction, notice, consent, waiver or other act by a Beneficiary shall bind each and every successor of such Beneficiary.

12.13   VOTING BY INVESTOR BENEFICIARIES

Wherever provision is made in this Deed for voting by Investor Beneficiaries, each Investor Beneficiary (including the Investor Beneficiary who acts in such capacity in respect of more than one issuance of Related Debt and/or Series)
shall be entitled to one vote in respect of each (pound)1 of that Investor
Beneficiary's Aggregate Investor Interest but shall not be obliged to exercise such votes (or any of them) or to cast all of the votes exercised the same way.

                                     - 73 -

12.14   MERGER AND INTEGRATION

Except as specifically stated otherwise herein, this Deed sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Deed. This Deed may not be modified, amended, waived or supplemented except as provided herein.

12.15   HEADINGS

The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

IN WITNESS WHEREOF, the Receivables Trustee, HSBC Bank plc (in its capacities as
Transferor, Transferor Beneficiary and Servicer), the Investor Beneficiary and
the Dormant Investor Beneficiary have caused this agreement to be duly executed and delivered by their duly authorised representatives as a deed on the day and year first above written.

                                     - 74 -

                                   SCHEDULE 1

                          FORM OF INVESTOR CERTIFICATE

                      TURQUOISE RECEIVABLES TRUSTEE LIMITED
              (INCORPORATED IN JERSEY WITH REGISTERED NUMBER 92324)

                     THIS CERTIFICATE SHALL BE EXECUTED AND
                       RETAINED OUTSIDE THE UNITED KINGDOM

                                RECEIVABLES TRUST
                              INVESTOR CERTIFICATE

Evidencing an undivided interest and other interest in the trust constituted by the Receivables Trust Deed and Servicing Agreement dated on or about 23 May 2006 between inter alios HSBC Bank plc and Turquoise Receivables Trustee Limited (as
amended from time to time, the "RECEIVABLES TRUST DEED").

                NOT AN INTEREST IN OR OBLIGATION OF HSBC BANK PLC
                            OR ANY AFFILIATE THEREOF.

This Certificate certifies that [Name of Investor Beneficiary] (the "Investor
Beneficiary") is a Beneficiary of the Receivables Trust and as such is beneficially entitled to Trust Property in the amount and in the manner set out in the Receivables Trust Deed and any Supplement to the Receivables Trust Deed
executed from time to time in respect of any additional issuance of Related Debt and/or Series.

Terms defined in the Master Definitions Schedule set out as schedule 6 to a receivables trust deed and servicing agreement dated on or about 23 May 2006, as amended from time to time, shall have the same meaning in this Investor
Certificate.

PLEASE NOTE THE FOLLOWING:

1.      The Investor Certificate is in registered form and evidences the beneficial entitlement of [Name of Investor Beneficiary] in the
        Receivables Trust.

2.      No transfer of this Investor Certificate or Disposal of the beneficial entitlement (or any part thereof) of the Investor Beneficiary in the
        Receivables Trust shall be permitted except in accordance with the
        Receivables Trust Deed. The principal balance of such entitlement shall be recorded in the attached Schedule.

3.      The entries in the Trust Register shall be conclusive in the absence of manifest error and the Servicer and the Receivables Trustee shall be entitled to treat the Investor Beneficiary (as the Person in whose name this Investor Certificate is registered) as the owner hereof and the
        Person beneficially entitled to Trust Property as a consequence thereof
        (always subject to and in accordance with the terms of the Receivables
        Trust Deed).

4.      Unless this Investor Certificate has been executed by or on behalf of the Receivables Trustee, the Investor Beneficiary shall not become entitled to be registered in the Trust Register as holder of this
        Investor Certificate.

                                     - 75 -

        IN WITNESS WHEREOF, the Receivables Trustee has executed this Investor
        Certificate as a deed.

        SIGNED for and on behalf of               )
        TURQUOISE RECEIVABLES                     )
        TRUSTEE LIMITED                           )
        pursuant to a resolution of the Board     )

        Date: [o]

                                     - 76 -

                                          SCHEDULE TO INVESTOR CERTIFICATE

                                        INITIAL PRINCIPAL AMOUNT: (pound)[o]

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   RELATED                                                                         AGGREGATE INVESTOR
 DEBT/SERIES          DATE OF              AMOUNT OF          MAXIMUM INVESTOR      INTEREST (AS OF      FINAL REPAYMENT OF
     REF.          CONTRIBUTION          CONTRIBUTION        INTEREST (IF ANY)     CONTRIBUTION DATE)       CONTRIBUTION
------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

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                                     - 77 -

                                   SCHEDULE 2

                         FORM OF TRANSFEROR CERTIFICATE

                      TURQUOISE RECEIVABLES TRUSTEE LIMITED
              (INCORPORATED IN JERSEY WITH REGISTERED NUMBER 92324)

                 THIS CERTIFICATE SHALL BE EXECUTED AND RETAINED
                           OUTSIDE THE UNITED KINGDOM

                                RECEIVABLES TRUST

                               SELLER CERTIFICATE

Evidencing an undivided interest and other interests in the trust constituted by the Receivables Deed and Servicing Agreement dated on or about 23 May 2006 between inter alios Turquoise Receivables Trustee Limited and HSBC Bank plc (as
amended from time to time, the "RECEIVABLES TRUST DEED")

   NOT AN INTEREST IN OR OBLIGATION OF HSBC BANK PLC OR ANY AFFILIATE THEREOF

This Certificate certifies that HSBC Bank plc ("HSBC") is a Beneficiary of the
Receivables Trust and as such is beneficially entitled to Trust Property in the amount and in the manner set out in the Receivables Trust Deed and any
Supplement to the Receivables Trust Deed executed from time to time in respect of any additional issuance of Related Debt and/or Series.

Terms defined in the Master Definitions Schedule set out as schedule 6 to a receivables trust deed and servicing agreement dated on or about 23 May 2006, as amended from time to time, shall have the same meaning in this Transferor
Certificate.

PLEASE NOTE THE FOLLOWING:

1.      This Transferor Certificate is in registered form and evidences the beneficial entitlement of HSBC in the Receivables Trust.

2.      No transfer of this Transferor Certificate or Disposal of the aggregate beneficial entitlement of HSBC in the Receivables Trust shall be permitted except in accordance with the Receivables Trust Deed.

3.      The entries in the Trust Register shall be conclusive in the absence of manifest error and the Servicer and the Receivables Trustee shall be entitled to treat HSBC (as the person in whose name this Transferor
        Certificate is registered) as the owner hereof and the person beneficially entitled to Trust Property as a consequence thereof (always subject to and in accordance with the terms of the Receivables Trust
        Deed).

4.      Unless the Certificate of Authentication hereon has been executed by or on behalf of the Receivables Trustee by manual signature, HSBC shall not be registered in the Trust Register as holding the interest evidenced holder by this Transferor Certificate.

IN WITNESS WHEREOF, HSBC Bank plc has executed this Transferor Certificate as a deed.

                                     - 78 -

SIGNED for and on behalf of                       )
HSBC BANK PLC                                     )
by its duly authorised attorney                   )
_________________________________________         )

In the presence of:

____________________________________
Signature

____________________________________
Name

____________________________________
Occupation

____________________________________
Address

CERTIFICATE OF AUTHENTICATION

This is the Transferor Certificate referred to in the above-mentioned
Receivables Trust Deed.

RECEIVABLES TRUSTEE

By:

        Name:

        Title:

        Date:

                                     - 79 -

                                   SCHEDULE 3

                         FORM OF SERVICER MONTHLY REPORT

                     ______________________________________

                                RECEIVABLES TRUST

                     ______________________________________

1.      Capitalised terms used in this Report have their respective meanings set forth in the Master Definitions Schedule set out as schedule 6 to a receivables trust deed and servicing agreement dated on or about 23 May
        2006 PROVIDED, HOWEVER, that the "PRECEDING MONTHLY PERIOD" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Report is delivered pursuant to
        Clause 9.5(b) of the Receivables Trust Deed and Servicing Agreement.
        References herein to certain Clauses are references to the respective
        Clauses of the Receivables Trust Deed and Servicing Agreement.

2.      HSBC is Servicer under the Receivables Trust Deed and Servicing
        Agreement.

3.      The undersigned is an Authorised Officer.

4.      The date of this Report is a date on or before a Transfer Date under the
        Receivables Trust Deed and Servicing Agreement.

5.      The aggregate amount of Collections          (pound)_________________
        processed during the preceding Monthly
        Period in respect of Designated Accounts
        was equal to (excluding Acquired
        Interchange)

6.      The Aggregate Investor Percentage of         (pound)_________________
        Receivables processed during the preceding
        Monthly Period in respect of Designated
        Accounts was equal to

7.      The amount in paragraph 6 above in respect   (pound)_________________
        of Principal Receivables which are
        Eligible Receivables

8.      The amount in paragraph 6 above in respect   (pound)_________________
        of Finance Charge Receivables

9.      The Aggregate Investor Percentage of         (pound)_________________
        Principal Collections processed by the

                                     - 80 -

        Servicer during the preceding Monthly
        Period was equal to

10.     The Aggregate Investor Percentage of         (pound)_________________
        Finance Charge Collections processed by
        the Servicer during the preceding Monthly
        Period was equal to (excluding Annual Fees
        and Acquired Interchange)

11.     The aggregate amount of Receivables          (pound)_________________
        processed by the Servicer as of the end of
        the last day of the preceding Monthly
        Period

12.     Of the balance recorded in the Finance       (pound)_________________
        Charge Collections Ledger, the amount
        attributable to the Aggregate Investor
        Percentage of Finance Charge Collections
        processed by the Servicer during the
        preceding Monthly Period

13.     Of the balance recorded in the Principal     (pound)_________________
        Collections Ledger, the amount
        attributable to the Aggregate Investor
        Percentage of Principal Collections
        processed by the Servicer during the
        preceding Monthly Period

14.     Of the balance recorded in the Principal     (pound)_________________
        Collections Ledger the aggregate amount
        distributed as Cash Available for
        Investment for each Outstanding Issuance
        during the preceding Monthly Period

15.     The aggregate amount, if any, of             (pound)_________________
        withdrawals, drawings or payments under
        any Enhancement, if any, required to be
        made with respect to any Outstanding
        Issuance for the preceding Monthly Period

16.     The aggregate amount of the Acquired         (pound)_________________
        Interchange to be recorded in the Finance
        Charge Collections Ledger on the Transfer
        Date for the current month

17.     The aggregate amount of all sums to be       (pound)_________________

                                     - 81 -

        distributed to the Investor Beneficiaries
        of each Outstanding Issuance on the
        succeeding Distribution Date to be
        utilised to meet their obligations to pay
        principal with regard to Related Debt

18.     The aggregate amount of all sums to be       (pound)_________________
        distributed to the Investor Beneficiaries
        of each Outstanding Issuance on the
        succeeding Distribution Date to be
        utilised to meet their obligations to pay
        interest with regard to Related Debt

19.     To the knowledge of the undersigned, there are no Encumbrances on any
        Receivables in the Receivables Trust except as described below:

                         [If applicable, insert "None."]

20.     We confirm that no Trust Pay Out Event or Investor Pay Out Event has occurred as at the date hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this
_____ day of ______________________, _________.

HSBC BANK PLC

Servicer

By:     _________________________
        Name:
        Title:

                                     - 82 -

              EXERCISE OF OPTION TO PURCHASE DEFAULTED RECEIVABLES

This notice constitutes an Option Notice pursuant to Clause 18.4.1 of the
Receivables Securitisation Deed.

We hereby inform you that pursuant to Clauses 18.2 and 18.4 of the Receivables
Securitisation Deed, HSBC as Transferor hereby requires the Receivables Trustee to assign to HSBC, Defaulted Receivables in the amount of (pound)[o] in respect of Designated Accounts (which have not previously been assigned to HSBC pursuant to any previous Option Assignment) on [insert date] (the "OPTION EXERCISE
DATE").

Please confirm by executing the following confirmation.

SIGNED BY HSBC AS TRANSFEROR

_____________________________

This notice constitutes an Option Assignment pursuant to Clause 18.4.2 of the
Receivables Securitisation Deed.

Pursuant to the requirements of an Option Notice dated [o], the Receivables
Trustee hereby assigns to HSBC as Transferor, Defaulted Receivables in the amount of (pound)[o] which have not previously been assigned to HSBC pursuant to a previous Option Assignment.

SIGNED FOR AND ON BEHALF OF
THE RECEIVABLES TRUSTEE BY
HSBC BANK PLC AS SERVICER

_____________________________

                                     - 83 -

                     SCHEDULE TO SERVICER MONTHLY REPORT(1)

                                  HSBC BANK PLC

                                   AS SERVICER

                     ______________________________________

                                RECEIVABLES TRUST

                     ______________________________________

--------------------------------------------------------------------------------

     (1) A separate schedule is to be attached for each Series, with appropriate changes and additions to reflect the specifics of that Series Supplement.

                                     - 84 -

                                   SCHEDULE 4

                                 TRUST REGISTER

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Date of
                           Related                          Amount of      Principal Amount    Cancellation
  Name of Investor       Debt/Series/       Date of      Contribution or     of beneficial      of Investor
     Beneficiary       Class Reference    Annotation        repayment          interest          Interest          Notes
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                     - 85 -

                                   SCHEDULE 5

                         FORM OF SERVICER ANNUAL REPORT

                                  HSBC BANK PLC

                          ____________________________

                                RECEIVABLES TRUST

                          ____________________________

1.      The undersigned, an Authorised Officer of HSBC Bank plc, ("HSBC"), as
        Servicer pursuant to the Receivables Trust Deed and Servicing Agreement
        (dated on or about the 23 May 2006) (the "RECEIVABLES TRUST DEED AND
        SERVICING AGREEMENT") by and between, inter alios, Turquoise Receivables
        Trustee Limited as trustee (the "RECEIVABLES TRUSTEE"), and HSBC, does hereby certify that:

2.      HSBC is Servicer under the Receivables Trust Deed and Servicing
        Agreement.

3.      The undersigned is duly authorised to execute and deliver this
        Certificate to the Receivables Trustee.

4.      This Certificate is delivered pursuant to Clause 9.6 of the Receivables
        Trust Deed and Servicing Agreement.

5.      A review of the activities of the Servicer during the period from the
        Initial Addition Date until the twelve-month period ended _____ was conducted under the supervision of the undersigned.

6.      Based on such review, the Servicer has, to the best of the knowledge of the undersigned, fully performed all its obligations under the
        Receivables Trust Deed and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing [except as set out in [paragraph o] below].

7.      [The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Receivables Trust
        Deed and Servicing Agreement, including any Supplement, known to the undersigned to have been made during such period which sets out in detail (i) the nature of each such default, (ii) the action taken by the
        Servicer, if any, to remedy each such default and (iii) the current status of each such default:]

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this
_____ day of ______________________, _________.

___________________

Name:
Title:

                                     - 86 -

                                                              Schedule to Annual
                                                       Servicer's Certificate(2)

                                  HSBC BANK PLC

                                   AS SERVICER

                          ____________________________

                                RECEIVABLES TRUST

                          ____________________________

--------------------------------------------------------------------------------

     (2) A separate schedule is to be attached for each Series, with appropriate changes and additions to reflect the specifics of that Series Supplement.

                                     - 87 -

                                   SCHEDULE 6

                           MASTER DEFINITIONS SCHEDULE

                                     - 88 -

                                 EXECUTION PAGE

RECEIVABLES TRUSTEE

EXECUTED as a Deed by                    )
TURQUOISE RECEIVABLES                    )
TRUSTEE LIMITED                          )
                                         )      S.M. HOLLYWOOD
                                                DIRECTOR

TRANSFEROR, TRANSFEROR BENEFICIARY AND SERVICER

EXECUTED AS A DEED                       )
By MICHAEL WORSFOLD                      )      MICHAEL WORSFOLD
acting as attorney                       )
for and on behalf of                     )
HSBC BANK PLC                            )
in the presence of:                      )

Signature of witness:        ANDREW HUTCHINSON
                             ------------------------
Name of witness:             ANDREW HUTCHINSON
                             ------------------------
Address:                     8 CANADA SQUARE, LONDON
                             ------------------------
Occupation:                  LEGAL ADVISER
                             ------------------------

LOAN NOTE ISSUER AND INVESTOR BENEFICIARY

EXECUTED as a Deed by                    )
TURQUOISE FUNDING                        )
1 LIMITED                                )
                                         )      S.M. HOLLYWOOD
                                                DIRECTOR

DORMANT INVESTOR BENEFICIARY

EXECUTED as a Deed by                    )
TURQUOISE FUNDING                        )
2 LIMITED                                )      S.M. HOLLYWOOD
                                                DIRECTOR

                                     - 89 -